EXHIBIT 10.1


                              AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                          Dated as of November 27, 2001

                  HERSHEY FOODS CORPORATION, a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, CITIBANK, N.A. ("Citibank"), as administrative agent (the "Agent") for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., as syndication agent, SALOMON SMITH BARNEY INC. and BANC AMERICA SECURITIES LLC, as joint lead arrangers and joint book managers (the "Arrangers"), agree as follows:

                  PRELIMINARY STATEMENT. The Company, the Lenders, Citibank, the Agent and other financial institutions have entered into a 364-Day Credit Agreement originally dated as of December 15, 1995, Amended and Restated as of December 13, 1996, Amended and Restated as of December 12, 1997, Amended and Restated as of December 11, 1998, Amended and Restated as of December 10, 1999, and Amended and Restated as of December 8, 2000 (collectively the "Existing Credit Agreement"). The Company and the Lenders have agreed to further amend and restate such Credit Agreement as hereinafter set forth.

                                   Article I
                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Advance" means a Revolving Credit Advance or a Competitive Bid Advance.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agent's Account" means the account of the Agent maintained by the Agent at Citibank with its office at Two Penn's Way, New Castle, Delaware 19720, Account No. 36852248, Attention: Bank Loan Syndications.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

                  "Applicable Margin" means (a) for Base Rate Advances, 0% per annum and (b) for Eurodollar Rate Advances, as of any date, a percentage per annum determined by reference to the Level in effect on such date as set forth below:

           -------------------------------- ------------------------------
                        Level                        Applicable
                                                     Percentage
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 1                                     0.150%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 2                                     0.190%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 3                                     0.280%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 4                                     0.370%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 5                                     0.445%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 6                                     0.600%
           -------------------------------- ------------------------------

                  "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Level in effect on such date as set forth below:

           -------------------------------- ------------------------------
                        Level                        Applicable
                                                     Percentage
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 1                                     0.050%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 2                                     0.060%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 3                                     0.070%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 4                                     0.080%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 5                                     0.105%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 6                                     0.150%
           -------------------------------- ------------------------------

                  "Applicable Utilization Fee" means, as of any date that the aggregate Advances exceed 50% of the aggregate Commitments, a percentage per annum determined by reference to the Level in effect on such date as set forth below:

           -------------------------------- ------------------------------
                        Level                        Applicable
                                                   Utilization Fee
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 1                                     0.050%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 2                                     0.100%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 3                                     0.100%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 4                                     0.100%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 5                                     0.100%
           -------------------------------- ------------------------------
           -------------------------------- ------------------------------
           Level 6                                     0.125%
           -------------------------------- ------------------------------

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit C hereto.

                  "Assuming Lender" means an Eligible Assignee not previously a Lender that becomes a Lender hereunder pursuant to Section 2.05(c).

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

                  "Assumption Agreement" means an agreement in substantially the form of Exhibit D hereto by which an Eligible Assignee agrees to become a Lender hereunder pursuant to Section 2.05(c), agreeing to be bound by all obligations of a Lender hereunder.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                        (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate; and

                        (b) 1/2 of one percent per annum above the Federal Funds Rate.

                  "Base Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(i).

                  "Borrower" means the Company or any Designated Subsidiary, as the context requires.

                  "Borrowing" means a Revolving Credit Borrowing or a Competitive Bid Borrowing.


                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advance or LIBO Rate Advance, on which dealings are carried on in the London interbank market.

                  "Change of Control" means a change in the voting power of Hershey Trust Company, as trustee for the Milton Hershey School (the "Hershey Trust"), such that either (A) (i) it no longer controls a majority of the voting power of the Company's Voting Stock and (ii) at the same time, another Person or group of Persons within the meaning of
         Section 13 or 14 of the Securities Exchange Act of 1934, as amended, controls a percentage of the voting power of the Company's Voting Stock in excess of the percentage controlled by the Hershey Trust or (B) it no longer controls at least 30% of the voting power of the Company's Voting Stock.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Commitment Increase" has the meaning specified in Section 2.05(c)(i).

                  "Commitment Increase Date" has the meaning specified in
        Section 2.05(c)(i).

                  "Competitive Bid Advance" means an advance by a Lender to any Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.

                  "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more

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

         Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.


                  "Competitive Bid Note" means a promissory note of any Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of such Borrower to such Lender resulting from a Competitive Bid Advance made by such Lender to such Borrower.

                  "Competitive Bid Reduction" has the meaning specified in
         Section 2.01.

                  "Confidential Information" means any non-public or proprietary information disclosed by any Borrower to the Agent or any Lender that such Borrower indicates is to be treated confidentially, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Agent or such Lender on a non-confidential basis from a source other than such Borrower, which source is not, to the best knowledge of the Agent or such Lender, subject to a confidentiality agreement with such Borrower.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Consolidated Interest Expense" means, for any period with respect to the Company and its Subsidiaries, net interest expense plus capitalized interest for such period, in each case determined on a Consolidated basis in accordance with GAAP.

                  "Consolidated Net Interest Expense" means, for any period with respect to the Company and its Subsidiaries, interest expense minus capitalized interest and interest income for such period, in each case determined on a Consolidated basis in accordance with GAAP.

                  "Convert", "Conversion" and "Converted" each refers to a conversion of Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Section 2.08 or 2.09.

                  "Declining Lender" has the meaning specified in Section 2.18(a)(ii).

                  "Debt" means, with respect to any Person: (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (d) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit (other than trade letters of credit) or similar extensions of credit and (f) obligations under direct or indirect guaranties in respect of, and obligations, contingent or otherwise, to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of any other Person of the kinds referred to in clauses (a) through (d) above.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Designated Subsidiary" means any corporate Subsidiary of the Company designated for borrowing privileges under this Agreement pursuant to Section 9.08.

                  "Designation Letter" means, with respect to any Designated Subsidiary, a letter in the form of Exhibit F hereto signed by such Designated Subsidiary and the Company.

                  "Disclosed Litigation" has the meaning specified in Section 3.01(b).

                  "Domestic Lending Office" means, with respect to any Initial Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or, with respect to any other Lender, the office of such Lender specified as its "Domestic Lending Office" in the Assumption Agreement or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Company and the Agent.

                  "Effective Date" has the meaning specified in Section 3.01.

                  "Eligible Assignee" means (a) a Lender or any Affiliate of a Lender which is principally engaged in the commercial banking business, and (b) any bank or other financial institution, or any other Person, that has been approved in writing by the Company and the Agent as an Eligible Assignee for purposes of this Agreement; provided, however, that neither the Company's nor the Agent's approval shall be unreasonably withheld; and provided further, however, that the Company may withhold its approval if the Company reasonably believes that an assignment to such Eligible Assignee pursuant to Section 9.07 will result in the incurrence of increased costs payable by any Borrower pursuant to Section 2.11 or 2.14.

                  "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice, investigation, proceeding, consent order or consent agreement relating to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury to health, safety or the environment.

                  "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Company's controlled group, or under common control with the Company, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph
         (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Company or any ERISA affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Initial Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or, with respect to any other Lender, the office of such Lender specified as its "Eurodollar Lending Office" in the Assumption Agreement or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Company and the Agent.

                  "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing, an interest rate per annum equal to the average (rounded to the nearest whole multiple of 1/16 of 1% per annum, or if there is no nearest whole multiple of 1/16 of 1% per annum, then rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period. The Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

                  "Eurodollar Rate Advance" means a Revolving Credit Advance that bears interest as provided in Section 2.07(a)(ii).

                  "Eurodollar Rate Reserve Percentage" with respect to any Lender for any Interest Period for all Eurodollar Rate Advances or LIBO Rate Advances comprising part of the same Borrowing means the reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) actually imposed on such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances or LIBO Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Excluded Taxes" has the meaning specified in Section 2.14(a).

                  "Extending Lender" has the meaning specified in Section 2.18(a)(i).

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Final Maturity Date" means (a) the Termination Date or (b) if the Final Maturity Date is extended pursuant to Section 2.18(b), the date requested as the Final Maturity Date by the Company pursuant to
         Section 2.18(b).

                  "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i).

                  "GAAP" has the meaning specified in Section 1.03.

                  "Guaranty" means the guaranty made by the Company to the Lenders and the Agent pursuant to Article VII.

                  "Guaranteed Obligations" has the meaning specified in Section 7.01(a).

                  "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "Increasing Extending Lender" has the meaning specified in
         Section 2.18(a)(ii)(A).

                  "Increasing Lender" has the meaning specified in Section 2.05(c)(i).

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance or LIBO Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower that requested such Borrowing pursuant to the provisions below and, thereafter, with respect to Eurodollar Rate Advances, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the applicable Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                        (i)    such Borrower may not select any Interest
                  Period that ends after the Final Maturity Date then in effect;

                        (ii) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Revolving Credit Borrowing or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

                        (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                        (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Lenders" means the Initial Lenders, each Assuming Lender that shall become a party hereto pursuant to Section 2.05(c) and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07.

                  "Level" means, as of any date, the lowest of Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6 then applicable to the Public Debt Rating.

                  "Level 1" means that either (a) S&P shall have assigned a rating of at least AA- or (b) Moody's shall have assigned a rating of at least Aa3.

                  "Level 2" means that either (a) S&P shall have assigned a rating lower than AA- but at least A+ or (b) Moody's shall have assigned a rating lower than Aa3 but at least A1.

                  "Level 3" means that either (a) S&P shall have assigned a rating lower than A+ but at least A or (b) Moody's shall have assigned a rating lower than A1 but at least A2.

                  "Level 4" means that either (a) S&P shall have assigned a rating lower than A but at least A- or (b) Moody's shall have assigned a rating lower than A2 but at least A3.

                  "Level 5" means that either (a) S&P shall have assigned a rating lower than A- but at least BBB+ or (b) Moody's shall have assigned a rating lower than A3 but at least Baa1.

                  "Level 6" means that the Company has not met the criteria for Level 1, Level 2, Level 3, Level 4 and Level 5.

                  "LIBO Rate" means, for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, or if there is no nearest whole multiple of 1/16 of 1% per annum, then rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount  substantially
         equal  to  the  amount  that  would  be  such  Reference   Bank's
         respective ratable share of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period.
         The LIBO Rate for any Interest Period for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

                  "LIBO Rate Advances" has the meaning specified in Section 2.03(a)(i).

                  "Lien" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar charge or encumbrance.

                  "Majority Lenders" means at any time Lenders owed at least 51% of the then aggregate unpaid principal amount of the Revolving Credit Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least 51% of the Commitments.

                  "Material Adverse Change" means any material adverse change in the business, financial condition, operations, performance or principal manufacturing properties of the Company and its Subsidiaries taken as a whole.

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, financial condition, operations, performance or principal manufacturing properties of the Company and its Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Lenders under this Agreement or any Note or (c) the ability of any Borrower to perform its obligations (other than payment obligations) under this Agreement or any Note.

                  "Material Subsidiary" means, at any date of determination, a Subsidiary of the Company that, either individually or together with its Subsidiaries, taken as a whole, has total assets exceeding $300,000,000 on such date.

                  "Moody's" means Moody's Investors Service, Inc., or its successor.

                  "Multiemployer Plan" means a multiemployer plan, as defined in
         Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or any ERISA Affiliate and at least one Person other than the Company and the ERISA Affiliates or (b) was so maintained and in respect of which the Company or any ERISA

         Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Note" means a Revolving Credit Note or a Competitive Bid
         Note.

                  "Notice of Revolving Credit Borrowing" has the meaning specified in Section 2.02(a).

                  "Notice of Competitive Bid Borrowing" has the meaning specified in Section 2.03(a).

                  "Other Taxes" has the meaning specified in Section 2.14(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                  "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) Liens arising under leases or subleases granted to others that would not be reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole; (f) Liens granted in connection with any interest rate or foreign currency options, commodity contracts, futures or similar agreements entered into by the Company or any of its Subsidiaries in the ordinary course of business; and (g) Liens granted in connection with corporate-owned life insurance programs of the Company or any of its Subsidiaries.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single Employer Plan or a Multiple Employer
         Plan.

                  "Pre-Tax Income from Continuing Operations" means, for any period with respect to the Company and its Subsidiaries, net income (or net loss) from operations (determined without giving effect to extraordinary or non-recurring gains or losses) plus the sum of (a) Consolidated Net Interest Expense, (b) income tax expense and (c) non-recurring non-cash charges (including the cumulative effect of accounting changes, restructuring charges and gains or losses from the sale of businesses), in each case determined on a Consolidated basis in accordance with GAAP; provided, however, that the LIFO adjustment to the determination of Pre-Tax Income from Continuing Operations for purposes of the quarterly financial statements and the compliance certificate delivered pursuant to Section 5.01(h)(i) shall be made in accordance with the Company's best estimation.

                  "Process Agent" has the meaning specified in Section 9.12(a).

                  "Public Debt Rating" means, as of any date, the lowest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Company. For purposes of the foregoing,
         (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating for the Company, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating for the Company, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee will be set in accordance with Level 6 under the definition of "Applicable Margin", "Applicable Percentage" or "Applicable Utilization Fee", as the case may be; (c) if the ratings established by S&P or Moody's shall fall within different levels, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based upon the lower rating; (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                  "Reference Banks" means Citibank, Bank of America, N.A. and UBS AG, Stamford Branch, or, in the event that less than two of such Lenders remain Lenders hereunder at any time, any other commercial bank designated by the Company and approved by the Majority Lenders as constituting a "Reference Bank" hereunder.

                  "Register" has the meaning specified in Section 9.07(d).

                  "Replacement Lender" has the meaning specified in Section 2.18(a)(ii)(A).

                  "Revolving Credit Advance" means an advance by a Lender to any Borrower as part of a Revolving Credit Borrowing by such Borrower and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Revolving Credit Advance).

                  "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01.

                  "Revolving Credit Note" means a promissory note of any Borrower payable to the order of any Lender, delivered pursuant to a request made under 2.19(a) in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender to such Borrower.

                  "S&P" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., or its successor.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or any ERISA Affiliate and no Person other than the Company and the ERISA Affiliates or (b) was so maintained and in respect of which the Company or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Subsidiary" of any Person means any corporation, partnership, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company or partnership or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Taxes" has the meaning specified in Section 2.14(a).

                  "Termination Date" means the earlier of (a) November 26, 2002 or, if the Termination Date is extended pursuant to Section 2.18(a), the date to which the Termination Date is extended pursuant to Section 2.18(a), and (b) the date of termination in whole of the Commitments pursuant to Section 2.05(a), 2.05(b) or 6.01.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with accounting principles generally accepted in
                                       13
 the United States consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP").



                                   Article II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to any Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount for all Borrowers not to exceed at any time outstanding (a) the amount set forth opposite such Lender's name on the signature pages hereof or
(b) if such Lender has become a Lender hereunder pursuant to an Assumption Agreement or has increased its Commitment pursuant to Section 2.05(c), or if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d), in each case as such amount may be reduced pursuant to Section 2.05(a) or (b) (such Lender's "Commitment"), provided that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the Competitive Bid Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be allocated among the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "Competitive Bid Reduction"). Each Revolving Credit Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or, if less, an aggregate amount equal to the amount by which the aggregate amount of a proposed Competitive Bid Borrowing requested by any Borrower exceeds the aggregate amount of Competitive Bid Advances offered to be made by the Lenders and accepted by such Borrower in respect of such Competitive Bid Borrowing, if such Competitive Bid Borrowing is made on the same date and by the same Borrower as such Revolving Credit Borrowing) and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, any Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

                  SECTION 2.02. Making the Revolving Credit Advances. (a) Each Revolving Credit Borrowing shall be made on notice, given not later than
(i) 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances or (ii) 11:00 A.M. (New York City time) on the day of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Base Rate Advances, by any Borrower to the Agent, which shall give to each Lender prompt notice thereof by telecopier or telex. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier or telex in substantially the form of Exhibit B-1 hereto, specifying therein the requested (w) date of such Revolving Credit Borrowing,
(x) Type of Advances comprising such Revolving Credit Borrowing, (y) aggregate amount of suchRevolving Credit Borrowing, and (z) in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such

Revolving Credit Advance. Each Lender shall, before (i) in the case of a Eurodollar Rate Advance, 11:00 A.M. (New York City time) or (ii) in the case of a Base Rate Advance, 1:00 P.M. (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Revolving Credit Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower requesting the Revolving Credit Borrowing at the Agent's address referred to in
Section 9.02.

                  (b) Anything herein to the contrary notwithstanding, a Borrower may not select Eurodollar Rate Advances for any Revolving Credit Borrowing if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.08 or 2.12.

                  (c) Each Notice of Revolving Credit Borrowing of any Borrower shall be irrevocable and binding on such Borrower. In the case of any Revolving Credit Borrowing that the related Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower requesting such Revolving Credit Borrowing shall indemnify each Lender, after receipt of a written request by such Lender setting forth in reasonable detail the basis for such request, against any loss, cost or expense actually incurred by such Lender as a result of any failure by such Borrower to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Revolving Credit Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (other than loss of anticipated profits), cost or expense actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Credit Advance to be made by such Lender as part of such Revolving Credit Borrowing when such Revolving Credit Advance, as a result of such failure, is not made on such date.

                  (d) Unless the Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing comprised of Eurodollar Rate Advances or prior to the time of the proposed disbursement of any Revolving Credit Borrowing comprised of Base Rate Advances that such Lender will not make available to the Agent such Lender's ratable portion of such Revolving Credit Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Revolving Credit Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower requesting such Revolving Credit Borrowing on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and such Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Revolving Credit Advances comprising such Revolving Credit Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Credit Advance as part of such Revolving Credit Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

                  SECTION 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that any Borrower may make Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any Competitive Bid Reduction).

                  (i) A Borrower may request a Competitive Bid Borrowing under this Section 2.03 by delivering to the Agent, by telecopier or telex, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (u) date of such proposed Competitive Bid Borrowing, (v) aggregate amount of such proposed Competitive Bid Borrowing, (w) interest rate basis (LIBO Rate or fixed rate) to be offered by the Lenders, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, Interest Period of each Competitive Bid Advance to be made as part of such Competitive Bid Borrowing, or in the case of a Competitive Bid Borrowing Consisting of Fixed Rate Advances, maturity date for repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such Competitive Bid Borrowing or later than the earlier of (I) 180 days after the date of such Competitive Bid Borrowing and (II) the Termination Date), (y) interest payment date or dates relating thereto, and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders are to be based on the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). Each Notice of Competitive Bid Borrowing of a Borrower shall be irrevocable and binding on such Borrower. Any Notice of Competitive Bid Borrowing by a Designated Subsidiary shall be given to the Agent in accordance with the preceding sentence through the Company on behalf of such Designated Subsidiary. The Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from a Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

                  (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid
          Advances to the Borrower proposing the Competitive Bid Borrowing as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to such Borrower), before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 10:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if the Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify such Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

                  (iii) The Borrower proposing the Competitive Bid Borrowing shall, in turn, before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 11:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

                           (x) cancel such Competitive Bid Borrowing by giving the Agent notice to that effect, or

                           (y) accept one or more of the offers made by any
                  Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to such Borrower by the Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph
                  (ii) above by giving the Agent notice to that effect; provided, however, that such Borrower shall not accept any offer in excess of the requested bid amount for any maturity. Such

                  Borrower shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the amount that each such Lender offered at such interest rate.

                  (iv) If the Borrower proposing the Competitive Bid Advance notifies the Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

                  (v) If the Borrower proposing the Competitive Bid Advance accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by such Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 12:00 Noon (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Agent of such funds, the Agent will make such funds available to such Borrower at the Agent's address referred to in Section 9.02. Promptly after each Competitive Bid Borrowing the Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent Competitive Bid Reduction and the dates upon which such Competitive Bid Reduction commenced and will terminate.

                  (vi) If the Borrower proposing the Competitive Bid Advance notifies the Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, such notice of acceptance shall be irrevocable and binding on such Borrower. Such Borrower shall indemnify each Lender, after receipt of a written request by such Lender setting forth in reasonable detail the basis for such request, against any loss, cost or expense actually incurred by such Lender as a result of any failure by such Borrower to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (other than loss of anticipated profits), cost or expense actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

                  (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrower that has borrowed through such Competitive Bid Borrowing shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

                  (c) Within the limits and on the conditions set forth in this
Section 2.03, each Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this
Section 2.03.

                  (d) Each Borrower that has borrowed through a Competitive Bid Borrowing shall repay to the Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of such Competitive Bid Advance (such maturity date being that specified by such Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above and provided in the Competitive Bid Note evidencing such Competitive Bid Advance), the then unpaid principal amount of such Competitive Bid Advance. A Borrower shall have no right to prepay any principal amount of any Competitive Bid Advance without the consent of the Lender that has made such Competitive Bid Advance or as is specified in the Notice of Competitive Bid Borrowing.

                  (e) Each Borrower that has borrowed through a Competitive Bid Borrowing shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance comprising such Competitive Bid Borrowing to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by such Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Advance. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), each Borrower that has borrowed though a Competitive Bid Borrowing shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance comprising such Competitive Bid Borrowing that is owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance unless otherwise agreed in such Competitive Bid Note.

                  (f) The indebtedness of any Borrower resulting from each Competitive Bid Advance made to such Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of such Borrower payable to the order of the Lender making such Competitive Bid Advance.





                  SECTION 2.04. Fees. (a) Facility Fee. The Company agrees to pay to the Agent for the account of each Lender a facility fee (i) on the aggregate amount of such Lender's Commitment from the date hereof in the case of each Initial Lender and from the effective date specified in the Assumption Agreement or the Assignment and Acceptance, as the case may be, pursuant to which it became a Lender in the case of each other Lender until the Termination Date and (ii) if the Company has extended the Final Maturity Date pursuant to
Section 2.18(b), on the aggregate principal amount of the Revolving Credit Advances payable to such Lender from the Termination Date until such Final Maturity Date, in each case of clauses (i) and (ii) at a rate per annum equal to the Applicable Percentage in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, commencing March 31, 2002, and on the Termination Date and on any extended Final Maturity Date.

                  (b) Agent's Fees. The Company shall pay to the Agent for its own account such fees as may from time to time be agreed in writing between the Company and the Agent.

                  SECTION 2.05. Termination, Reduction or Increase of the Commitments. (a) Termination or Ratable Reduction by the Company. The Company shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and provided, further, that the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount that is less than the aggregate principal amount of the Competitive Bid Advances then outstanding. The aggregate amount of the Commitments, once reduced or terminated as provided in this Section 2.05(a), may not be reinstated, except as provided in Section 2.05(c) below.

                 (b) Termination by the Majority Lenders upon Change of Control. In the event that a Change of Control occurs, (i) the Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company given not later than 10 Business Days after receipt by the Lenders and the Agent of notice from the Company of such Change of Control pursuant to
Section 5.01(h)(iv), declare the Commitments (determined without giving effect to any Competitive Bid Reduction) to be terminated in whole, effective as of the date set forth in such notice, provided, however, that such date shall be no earlier than 10 Business Days after the Company's receipt of such notice of termination and (ii) each Borrower's right to make a Borrowing under this Agreement shall thereupon be suspended and shall remain suspended until 10 Business Days after receipt by the Lenders and the Agent of notice from the Company of such Change of Control pursuant to Section 5.01(h)(iv) unless the Majority Lenders shall have exercised their right to terminate the Commitments as provided in clause (i) of this Section 2.05(b), in which case each Borrower's right to make a Borrowing under this Agreement shall remain suspended until the effective date of such termination. A notice of termination pursuant to this
Section 2.05(b) shall have the effect of accelerating the outstanding Advances of the Lenders and the Notes of the Lenders and each Borrower shall, on or prior to the effective date of the termination of the Commitments, prepay or cause to be prepaid the outstanding principal amount of all Advances owing by any such Borrower to the Lenders, together with accrued interest thereon to the date of such payment, any facility fees or other fees payable to the Lenders pursuant to the provisions of Section 2.04, and all other amounts payable to the Lenders under this Agreement (including, but not limited to, any increased costs or other amounts owing under Section 2.11 and any indemnification for Taxes under Section 2.14). Upon such prepayment and the termination of the Commitments in accordance with this Section 2.05(b), the obligations of the Lenders under this Agreement shall, by the provisions hereof, be released and discharged.

                  (c) Increase by the Company. (i) The Company may at any time, by notice to the Agent, propose that the aggregate amount of the Commitments be increased (each such proposed increase being a "Commitment Increase") by up to $300,000,000 in excess of the aggregate of the Commitments as of the Effective Date, effective as at a date (the "Commitment Increase Date") that shall be specified in such notice and that shall be (A) prior to the Termination Date and
(B) at least 15 Business Days after the date of such notice; provided, however, that (w) the Company may not propose more than one Commitment Increase during any calendar year, (x) the minimum proposed Commitment Increase for each Commitment Increase Date shall be $50,000,000, (y) in no event shall the aggregate amount of the Commitments at any time exceed $500,000,000 and (z) no Default shall have occurred and be continuing on such Commitment Increase Date or shall result from such Commitment Increase. The Agent shall notify the Lenders and any Eligible Assignees requested by the Company and acceptable to the Agent as potential Assuming Lenders hereunder of the proposed Commitment Increase promptly upon the Agent's receipt of any such notice. It shall be in each Lender's sole discretion whether to increase its Commitment hereunder in connection with the proposed Commitment Increase. No later than 10 Business Days after its receipt of the Company's notice, each Lender that is willing to increase its Commitment hereunder (each such Lender being an "Increasing Lender") shall deliver to the Agent a notice in which such Lender shall set forth the maximum increase in its Commitment to which such Lender is willing to agree, and the Agent shall promptly provide to the Company a copy of such Increasing Lender's notice. The Agent shall cooperate with the Company in discussions with the Lenders and Eligible Assignees with a view to arranging the proposed Commitment Increase through the increase of the Commitments of one or more of the Lenders and/or the addition of one or more Eligible Assignees acceptable to the Company and the Agent as Assuming Lenders and as parties to this Agreement; provided, however, that the minimum Commitment of each such Assuming Lender that becomes a party to this Agreement pursuant to this Section 2.05(c) shall be $10,000,000; and provided further that any allocations of Commitments shall be determined by the Company.

                  (ii) If agreement is reached prior to the relevant Commitment Increase Date with any Increasing Lenders and Assuming Lenders as to a Commitment Increase (the amount of which may be less than (subject to the limitation set forth in clause (i)(x) of this Section 2.05(c)) but not greater than that amount specified in the applicable notice from the Company), the Company shall deliver, no later than one Business Day prior to the Commitment Increase Date, a notice thereof in reasonable detail to the Agent (and the Agent shall give notice thereof to the Lenders, including any Assuming Lenders). The Assuming Lenders, if any, shall become Lenders hereunder as of the Commitment Increase Date and the Commitments of any Increasing Lenders and such Assuming Lenders shall become or be, as the case may be, as of the Commitment Increase Date, the amounts specified in the notice delivered by the Company to the Agent; provided, however, that:

                  (x) the Agent shall have received on or prior to 9:00 A.M. (New York City time) on the Commitment Increase Date (A) a duly executed Revolving Credit Note from each Borrower, dated as of the Commitment Increase Date and in substantially the form of Exhibit A-1 hereto for each Assuming Lender, and dated the date to which interest on the existing Revolving Credit Note of such Borrower shall have been paid and in substantially the form of Exhibit A-1 hereto for each Increasing Lender, in each case in an amount equal to the Commitment of each such Assuming Lender and each such Increasing Lender after giving effect to such Commitment Increase, (B) a certificate of a duly authorized officer of the Company stating that no event has occurred and is continuing, or would result from such Commitment Increase, that constitutes a Default, and that each of the other applicable conditions to such Commitment Increase set forth in this Section 2.05(c) to be fulfilled by the Company has been satisfied and (C) an opinion of counsel for the Company in substantially the form of Exhibit H-1 hereto, dated the Commitment Increase Date (with copies for each Lender, including each Assuming Lender);

                  (y) with respect to each Assuming Lender, the Agent shall have received, on or prior to 9:00 A.M. (New York City time) on the Commitment Increase Date, an appropriate Assumption Agreement in substantially the form of Exhibit D hereto, duly executed by such Assuming Lender and the Company, and acknowledged by the Agent; and

                  (z) each Increasing Lender shall have delivered to the Agent, on or prior to 9:00 A.M. (New York City time) on the Commitment Increase Date, (A) its existing Revolving Credit Note or Notes and (B) confirmation in writing satisfactory to the Agent as to its increased Commitment, with a copy of such confirmation to the Company.

                  (iii) Upon its receipt of confirmation from a Lender that it is increasing its Commitment hereunder, together with the appropriate Revolving Credit Note or Notes, certificate and opinion referred to in clause (ii)(x) above, the Agent shall (A) record the information contained therein in the Register and (B) give prompt notice thereof to the Company. Upon its receipt of an Assumption Agreement executed by an Assuming Lender representing that it is an Eligible Assignee, together with the appropriate Revolving Credit Note or Notes, certificate and opinion referred to in clause (ii)(x) above, the Agent shall, if such Assumption Agreement has been completed and is in substantially the form of Exhibit D hereto, (x) accept such Assumption Agreement, (y) record the information contained therein in the Register and (z) give prompt notice thereof to the Company.

                  (iv) In the event that the Agent shall not have received notice from the Company as to such agreement on or prior to the Commitment Increase Date or the Company shall, by notice to the Agent prior to the Commitment Increase Date, withdraw its proposal for a Commitment Increase or any of the actions provided for above in clauses (ii)(x) through (ii)(z) shall not have occurred by 9:00 A.M. (New York City time) on the Commitment Increase Date, such proposal by the Company shall be deemed not to have been made. In such event, any actions theretofore taken under clauses (ii)(x) through (ii)(z) above shall be deemed to be of no effect and all the rights and obligations of the parties shall continue as if no such proposal had been made.

                  (v) In the event that the Agent shall have received notice from the Company as to such agreement on or prior to the Commitment Increase Date and each of the actions provided for in clauses (ii)(x) through (ii)(z) above shall have occurred by 9:00 A.M. (New York City time) on the Commitment Increase Date, the Agent shall notify the Lenders (including any Assuming Lenders) of the occurrence of the Commitment Increase Date promptly and in any event by 10:00 A.M. (New York City time) on such date by telecopier, telex or cable. Each Increasing Lender and each Assuming Lender shall, before 11:00 A.M. (New York City time) on the Commitment Increase Date, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, in the case of such Assuming Lender, an amount equal to such Assuming Lender's ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments outstanding after giving effect to the relevant Commitment Increase) and, in the case of such Increasing Lender, an amount equal to the excess of (i) such Increasing Lender's ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments outstanding after giving effect to the relevant Commitment Increase) over (ii) such Increasing Lender's ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on its Commitment (without giving effect to the relevant Commitment Increase) as a percentage of the aggregate Commitments without giving effect to the relevant Commitment Increase). After the Agent's receipt of such funds from each such Increasing Lender and each such Assuming Lender, the Agent will promptly thereafter cause to be distributed like funds to the other Lenders for the account of their respective Applicable Lending Offices in an amount to each other Lender such that the aggregate amount of the outstanding Revolving Credit Advances owing to each Lender after giving effect to such distribution equals such Lender's ratable portion of the Revolving Credit Borrowings then outstanding (calculated based on such Lender's Commitment as a percentage of the aggregate Commitments outstanding after giving effect to the relevant Commitment Increase). If the Commitment Increase Date shall occur on a date that is not the last day of the Interest Period for all Eurodollar Rate Advances then outstanding, (a) the Company shall pay any amounts owing pursuant to Section 9.04(d) as a result of the distributions to Lenders under this Section 2.05(c)(v) and (b) for each Revolving Credit Borrowing comprised of Eurodollar Rate Advances, the respective Revolving Credit Advances made by the Increasing Lenders and the Assuming Lenders pursuant to this Section 2.05(c)(v) shall be Base Rate Advances until the last day of the then existing Interest Period for such Revolving Credit Borrowing.

                  SECTION 2.06. Repayment of Revolving Credit Advances. Each Borrower shall repay to the Agent for the ratable account of the Lenders on the Final Maturity Date the aggregate principal amount of the Revolving Credit Advances then outstanding in respect of such Borrower.

                  SECTION 2.07. Interest on Revolving Credit Advances. (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Advance owing by such Borrower to each Lender from the date of such Revolving Credit Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i)  Base  Rate  Advances.   During  such  periods  as  such
               Revolving Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee, if any, in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar  Rate Advances.  During such periods as such
               Revolving Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Revolving Credit Advance plus
               (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee, if any, in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), each Borrower shall pay interest on (i) the unpaid principal amount of each Revolving Credit Advance owing by such Borrower to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Revolving Credit Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder by such Borrower that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                  (c) Additional Interest on Eurodollar Rate Advances. The applicable Borrower shall pay to each Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender to such Borrower, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the applicable Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender and notified in reasonable detail to such Borrower through the Agent.


                  SECTION 2.08. Interest Rate Determination. (a) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate and each LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining

Reference Banks. The Agent shall give prompt notice to the relevant Borrowers and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.07(a)(i) or (ii), and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.07(a)(ii).

                  (b) If, with respect to any Eurodollar Rate Advances, the Majority Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period (which cost each such Lender reasonably determines in good faith is material), the Agent shall forthwith so notify each Borrower and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify each Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  (c) If any Borrower, in requesting a Revolving Credit Borrowing comprised of Eurodollar Rate Advances, shall fail to select the duration of the Interest Period for such Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will forthwith so notify such Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                  (d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                  (e) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  (f) If fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate or LIBO Rate for any Eurodollar Rate Advances or LIBO Rate Advances, as the case may be, such Eurodollar Rate or LIBO Rate shall be the interest rate per annum determined by the Agent to be the offered rate per annum at which deposits in U.S. dollars for a maturity comparable to the Interest Period for such Eurodollar Rate Advances or LIBO Rate Advances, as the case may be, appears on the Telerate Page 3750 (or any successor page) as of 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period (the "Telerate"); provided that if the Telerate is not then available:

                    (i) the Agent shall forthwith  notify the relevant  Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances or LIBO Rate Advances, as the case may be;

                    (ii) with respect to  Eurodollar  Rate  Advances,  each such
               Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance); and

                    (iii) the obligation of the Lenders to make  Eurodollar Rate
               Advances or LIBO Rate Advances or to Convert Revolving Credit Advances into Eurodollar Rate Advances shall be suspended until the Agent shall notify each Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                 SECTION 2.09. Optional Conversion of Revolving Credit Advances. Any Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all Revolving Credit Advances of one Type comprising the same Borrowing into Revolving Credit Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Revolving Credit Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the relevant Borrower.

                  SECTION 2.10. Optional Prepayments of Revolving Credit Advances. Any Borrower may, upon notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, given not later than 11:00 A.M. (New York City time) on the second Business Day prior to the date of such proposed prepayment, in the case of Eurodollar Rate Advances, and not later than 11:00 A.M. (New York City time) on the day of such proposed prepayment, in the case of Base Rate Advances, and, if such notice is given such Borrower shall, prepay the outstanding principal amount of the Revolving Credit Advances comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(d). Each notice of prepayment by a Designated Subsidiary shall be given to the Agent through the Company.

                  SECTION 2.11. Increased Costs. (a) If, after the date hereof, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority having jurisdiction over any Lender (whether or not having the force of law), there shall be any increase in the cost to any Lender (which cost such Lender reasonably determines in good faith is material) of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or LIBO Rate Advances (excluding for purposes of this Section 2.11 any such increased costs resulting from (i) Taxes or Other Taxes (as to which

Section 2.14 shall govern) and (ii) Excluded Taxes), then the Borrower of such Advances shall from time to time, upon demand by such Lender made not later than 60 days after such Lender obtains knowledge of such increased costs (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. Each Lender agrees that if such Lender requests compensation for any amounts owing from a Borrower for such increased cost under this Section 2.11(a), such Lender shall, prior to a Borrower being required to pay such increased costs, furnish to such Borrower a certificate of a senior financial officer of such Lender verifying that such increased cost was actually incurred by such Lender and the amount of such increased cost and setting forth in reasonable detail the basis therefore (with a copy of such certificate to the Agent); provided, however, that such certificate shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If, after the date hereof, any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority having jurisdiction over any Lender (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender made not later than 60 days after such Lender obtains knowledge of such increase in capital (with a copy of such demand to the Agent), the Company shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. Each Lender agrees that if such Lender requests compensation for any amounts owing from the Company for such increase in capital under this Section 2.11(b), such Lender shall, prior to a Borrower being required to compensate such Lender for such increase in capital, furnish to the Company a certificate of a senior financial officer of such Lender verifying that such increase in capital was actually required by such Lender and the amount of such increase in capital and setting forth in reasonable detail the basis therefore (with a copy of such certificate to the Agent); provided, however, that such certificate shall be conclusive and binding for all purposes, absent manifest error.

                  (c) No Borrower shall be obligated to pay under this Section
2.11 any amounts which relate to costs or increases of capital incurred prior to the 12 months immediately preceding the date of demand for payment of such amounts, unless the applicable law, regulation, guideline or request resulting in such costs or increases of capital is imposed retroactively. In the case of any law, regulation, guideline or request which is imposed retroactively, the Lender making demand for payment of any amount under this Section 2.11 shall notify the related Borrower not later than 12 months from the date that such Lender should reasonably have known (but promptly upon gaining knowledge of such increase) of such law, regulation, guideline or request and such Borrower's obligation to compensate such Lender for such amount is contingent upon such Lender's so notifying such Borrower; provided, however, that any failure by such Lender to provide such notice shall not affect such Borrower's obligations under this Section 2.11 with respect to amounts resulting from costs or increases of capital incurred after the date which occurs 12 months immediately preceding the date on which such Lender notified such Borrower of such law, regulation, guideline or request.

                  (d) If any Lender shall subsequently recoup any costs (other than from a Borrower) for which such Lender has theretofore been compensated by a Borrower under this Section 2.11, such Lender shall remit to such Borrower an amount equal to the amount of such recoupment as reasonably determined by such Lender.

                  SECTION 2.12. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall after the date hereof, notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority having jurisdiction over any Lender asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or LIBO Rate Advances or to fund or maintain Eurodollar Rate Advances or LIBO Rate Advances hereunder, (i) each Eurodollar Rate Advance or LIBO Rate Advance, as the case may be, will automatically, upon such demand, Convert into a Base Rate Advance or an Advance that bears interest at the rate set forth in Section 2.07(a)(i), as the case may be, and (ii) the obligation of the Lenders to make Eurodollar Rate Advances or LIBO Rate Advances or to Convert Revolving Credit Advances into Eurodollar Rate Advances shall be suspended until the Agent shall notify each Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  SECTION 2.13. Payments and Computations. (a) Each Borrower shall make each payment hereunder and relating to the Advances not later than 1:00 P.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.03, 2.05(c), 2.07(c), 2.11, 2.14, 2.18(a) or 9.04(cd) to the Lenders
for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and relating to the Advances in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. Upon any Assuming Lender becoming a Lender hereunder as a result of the effectiveness of a Commitment Increase pursuant to Section 2.05(c), and upon the Agent's receipt of such Lender's Assumption Agreement and recording the information contained therein in the Register, from and after the relevant Increase Date, the Agent shall make all payments hereunder and relating to the Advances in respect of the interest assumed thereby to such Assuming Lender.

                  (b) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of facility fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days

(including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder or relating to the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Lenders from such Borrower hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

                  SECTION 2.14. Taxes. (a) Any and all payments by each Borrower hereunder or relating to the Advances shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof or by any jurisdiction in which such Lender or the Agent (as the case may be) is doing business that is unrelated to this Agreement and such net income taxes or franchise taxes that would not have been imposed if such Lender or the Agent (as the case may be) had not been conducting such unrelated business and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such excluded taxes being hereinafter referred to as "Excluded Taxes" and all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or relating to the Advances being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or relating to the Advances to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions for Taxes (including deductions for Taxes applicable to additional sums payable under this Section 2.14) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or relating to the Advances or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or relating to the Advances (hereinafter referred to as "Other Taxes").

                  (c) Each Borrower shall indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this Section 2.14) imposed on or paid by such Lender or the Agent (as the case may be) and any liability for penalties, interest and reasonable expenses arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor; provided that such Lender shall, prior to a Borrower being required to indemnify such Lender pursuant to this Section 2.14(c), furnish to such Borrower a certificate of a senior financial officer of such Lender verifying that such Taxes or Other Taxes were actually incurred by such Lender and the amount of such Taxes or Other Taxes and setting forth in reasonable detail the basis therefor (with a copy of such certificate to the Agent), provided, however, that such certificate shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Within 30 days after the date of any payment of Taxes, each Borrower shall furnish to the Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof. In the case of any payment hereunder or relating to the Advances by or on behalf of any Borrower through an account or branch outside the United States or by or on behalf of any Borrower by a payor that is not a United States person, if such Borrower determines that no Taxes are payable in respect thereof, such Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance or the Assumption Agreement, as the case may be, pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by any Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Agent and each Borrower with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or relating to the Advances. If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance or the Assumption Agreement, as the case may be, pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date.

                  (f) For any period with respect to which a Lender has failed to provide each Borrower with the appropriate form described in Section 2.14(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.14(a) or
(c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, each Borrower agrees to take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (g) If any Lender determines, in its sole discretion, that it has actually and finally realized, by reason of a refund, deduction or credit of any Taxes or Other Taxes paid or reimbursed by a Borrower pursuant to subjection
(a) or (c) above in respect of payments under the Credit Agreement or relating to the Advances, a current monetary benefit that it would otherwise not have obtained, and that would result in the total payments under this Section 2.14 exceeding the amount needed to make such Lender whole, such Lender shall pay to such Borrower, with reasonable promptness following the date on which it actually realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess, in each case net of all reasonable out-of-pocket expenses in securing such refund, deduction or credit.

                  SECTION 2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Advances owing to it (other than pursuant to Section 2.05(c), 2.07(c), 2.11, 2.14, 2.18(a) or 9.04(d)) in excess of its ratable share of payments on account of the Revolving Credit Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                  SECTION 2.16. Use of Proceeds. The proceeds of the Advances shall be available (and each Borrower agrees that it shall use such proceeds) solely (i) for general corporate purposes of such Borrower and its Subsidiaries and (ii) for acquisitions by such Borrower that have been approved by the Board of Directors of the corporation that is to be acquired by such Borrower.

                  SECTION 2.17. Mandatory Assignment by a Lender; Mitigation. If any Lender requests from a Borrower either payment of additional interest on Eurodollar Rate Advances pursuant to Section 2.07(c), or reimbursement for increased costs pursuant to Section 2.11, or payment of or reimbursement for Taxes pursuant to Section 2.14, or if any Lender notifies the Agent that it is unlawful for such Lender or its Eurodollar Lending Office to perform its obligations hereunder pursuant to Section 2.12, (i) such Lender will, upon three Business Days' notice by such Borrower to such Lender and the Agent, to the extent not inconsistent with such Lender's internal policies and applicable legal and regulatory restrictions, use reasonable efforts to make, fund or maintain its Eurodollar Rate Advances through another Eurodollar Lending Office of such Lender if (A) as a result thereof the additional amounts required to be paid pursuant to Section 2.07(c), 2.11 or 2.14, as applicable, in respect of such Eurodollar Rate Advances would be materially reduced or the provisions of
Section 2.12 would not apply to such Lender, as applicable, and (B) as determined by such Lender in good faith but in its sole discretion, the making or maintaining of such Eurodollar Rate Advances through such other Eurodollar Lending Office would not otherwise materially and adversely affect such Eurodollar Rate Advances or such Lender and (ii) unless such Lender has therefore taken steps to remove or cure, and has removed or cured (to the extent not inconsistent with internal policies and applicable legal and regulatory restrictions), the conditions creating such obligation to pay such additional amounts or the circumstances described in Section 2.12, such Lender will, upon at least five Business Days' notice from the Company to such Lender and the Agent, assign, pursuant to and in accordance with the provisions of Section 9.07, to one or more Eligible Assignees designated by the Company all, but not less than all, of the Revolving Credit Advances then owing to such Lender and all, but not less than all, of such Lender's rights and obligations hereunder (other than rights in respect of such Lender's outstanding Competitive Bid Advance), without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of each such Advance then owing to such Lender plus any accrued but unpaid interest thereon and any accrued but unpaid facility fees owing thereto and, in addition, all additional costs reimbursements, expense reimbursements and indemnities, if any, owing in respect of such Lender's Commitment hereunder at such time shall be paid to such Lender.

                  SECTION 2.18. Extension of the Termination Date and the Final Maturity Date. (a) Extension of the Termination Date. (i) The Company may, at its option, by written notice to the Agent in substantially the form of Exhibit E-1 hereto, no earlier than 45 days and no later than 30 days prior to the
Termination  Date  then  in  effect,   request  that  the  Lenders  extend  such
Termination Date for an additional period of 364 days. Such request shall be irrevocable and binding upon the Company. The Agent shall promptly notify each Lender of such request. If a Lender agrees, in its individual and sole discretion, to so extend its Commitment (each such Lender being an "Extending Lender"), it shall deliver to the Agent a written notice in substantially the form of Exhibit E-2 hereto of its agreement to do so no earlier than 30 days and no later than 20 days prior to such Termination Date and the Agent shall notify the Company in writing of such Extending Lender's agreement to extend its Commitment no later than 15 days prior to such Termination Date.

                  (ii) If any Lender does not consent,or fails to respond within the time period set forth in clause (i) of this Section 2.18(a), to a request by the Company for an extension of the Termination Date then in effect (each such Lender being a "Declining Lender"), the Company shall have the right to:

                    (A) require any Declining Lender to assign in full its rights and obligations under this Agreement (I) to an Extending Lender designated by the Company that has offered to increase its Commitment in an amount at least equal to the amount of such Declining Lender's Commitment in its notice delivered to the Agent under subsection (a) of this Section 2.18 (each such Extending Lender being an "Increasing Extending Lender") and (II) to the extent of any shortfall in the aggregate amount of extended Commitments, to any other Person designated by the Company and acceptable to the Agent (which acceptance shall not be unreasonably withheld) that agrees to accept all of such rights and obligations (each such other Person being a
               "Replacement Lender"), provided that (w) such assignment is otherwise in compliance with Section 9.07, (x) such Declining Lender receives payment in full of the aggregate principal amount of all Advances owing to such Declining Lender, together with all accrued and unpaid interest thereon to the effective date of such assignment and all fees and other accrued and unpaid amounts owing to such Declining Lender under any provision of this Agreement (including, but not limited to, any increased costs or other additional amounts owing under Section 2.11, and any Taxes or Other Taxes owing under Section 2.14) as of the effective date of such assignment, (y) with respect to any Replacement Lender, such Replacement Lender shall have paid the applicable processing and recordation fee required under Section 9.07(a) for such assignment and (z) such assignment shall be effective on or prior to such Termination Date; or

                    (B) subject to the giving of notice to such Declining Lender at least five days prior to such Termination Date, pay, prepay or cause to be prepaid, on and effective as of such Termination Date, the aggregate principal amount of all Advances owing to such Declining Lender, together with all accrued and unpaid interest thereon to the date of such payment, and all fees and other accrued and unpaid amounts owing to such Declining Lender under any provision of this Agreement (including, but not limited to, any increased costs or other additional amounts owing under
               Section 2.11, and any Taxes or Other Taxes owing under Section 2.14) as of the date of such payment or prepayment, and terminate in whole such Declining Lender's Commitment, notwithstanding the provisions of Section 2.05(a).

                  (iii) The Company shall, no later than one day before the Termination Date then in effect, deliver to the Agent a notice setting forth the Commitments of the Extending Lenders and the Replacement Lenders, if any, which are to become or be, as the case may be, effective as of such Termination Date. If Extending Lenders and/or Replacement Lenders provide Commitments in an aggregate amount at least equal to 51% of the aggregate amount of the Commitments outstanding immediately prior to such Termination Date, the Agent shall give prompt notice thereof to the Lenders and, effective as of such Termination Date,
(A) the Termination Date shall be extended by 364 days for such Extending Lenders and such Replacement Lenders, subject, however, to the provisions of subsection (b) of this Section 2.18, (B) each Declining Lender shall have no further Commitment hereunder and (C) the Commitments of such Extending Lenders and such Replacement Lenders shall become or be, as the case may be the amounts specified in the notice delivered by the Company to the Agent.

                  (b) Extension of the Final Maturity Date. On the Termination Date in effect at any time, if no Default shall have occurred and be continuing, the Company may, by written notice to the Agent, request that the Final Maturity Date be a date occurring up to the first anniversary of such Termination Date. Such request shall be irrevocable and binding upon the Company. The Agent shall promptly notify each Lender of such request. Subject to the satisfaction of the applicable conditions set forth in Section 3.05 as of such Termination Date, the Final Maturity Date shall be, effective as of such Termination Date, such date as the Company shall request pursuant to this subsection (b) of this Section
2.18. In the event that the Company shall request that the Final Maturity Date be a date occurring up to the first anniversary of the then scheduled Termination Date, and the Final Maturity Date shall be so extended as provided in this subsection (b) of this Section 2.18, the right of the Company to request an extension of the Termination Date pursuant to subsection (a) of this Section
2.18 shall automatically terminate and any extension of the Termination Date in effect at the time such request is made that would otherwise occur as provided in subsection (a) of this Section 2.18 shall automatically be cancelled. The Agent shall promptly notify each Lender of any such extension of the Final Maturity Date and any such cancellation of an extension of the Termination Date.

                  SECTION 2.19. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Revolving Credit Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Revolving Credit Advances. Each Borrower agrees that upon reasonable notice by any Lender to such Borrower (with a copy of such notice to the Agent) to the effect that a Revolving Credit Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Revolving Credit Advances owing to, or to be made by, such Lender, such Borrower shall promptly execute and deliver to such Lender a Revolving Credit Note payable to the order of such Lender in a principal amount up to the Commitment of such Lender.

                  (b) The Register maintained by the Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assumption Agreement and each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from such Borrower to each Lender hereunder and (iv) the amount of any sum received by the Agent from each Borrower hereunder and each Lender's share thereof.

                  (c) Entries made in good faith by the Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from each Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of any Borrower under this Agreement.

                                  Article III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness of Sections 2.01 and 2.03. Sections 2.01 and 2.03 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

                    (a) There shall have occurred no Material Adverse Change since December 31, 2000 except as disclosed by the Company in writing to the Lenders prior to the date of execution of this Agreement.

                    (b) There shall exist no action, suit, investigation, litigation or proceeding affecting the Company or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect other than the matters described on Schedule 3.01(b) hereto (the "Disclosed Litigation") or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby, and there shall have been no material adverse change in the status, or financial effect on the Company and its Subsidiaries taken as a whole, of the Disclosed Litigation from that described on Schedule 3.01(b) hereto.

                    (c) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

                    (d) The Company shall have notified the Agent in writing as to the proposed Effective Date.

                    (e) The Company shall have paid all accrued fees and expenses of the Agent and the Lenders that shall have been invoiced as of the Effective Date (including the accrued fees and expenses of counsel to the Agent), in each case solely to the extent such fees and expenses are required by other provisions of this Agreement to be so paid.

                    (f) On the Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Company, dated the Effective Date, stating that:

                         (i) The representations and warranties of the Company contained in Section 4.01 are correct on and as of the Effective Date, and

                         (ii) No event has occurred and is continuing that
                     constitutes a Default.

                    (g) The Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance reasonably satisfactory to the Agent and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

                    (i) The  Revolving  Credit Notes of the Company to the order of the Lenders, respectively, to the extent requested by any Lender pursuant to Section 2.19.

                    (ii) Certified copies of the resolutions of the Board of Directors of the Company approving this Agreement (including the Commitment Increase contemplated by Section 2.05(c)) and the Notes of the Company, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and such Notes.

                    (iii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes of the Company and the other documents to be delivered hereunder.

                    (iv) A  favorable  opinion of Robert M.  Reese,  Senior Vice
               President and General Counsel of the Company, substantially in the form of Exhibit H hereto and as to such other matters as any Lender through the Agent may reasonably request.

                    (v) A favorable opinion of Shearman & Sterling,  counsel for the Agent, in form and substance satisfactory to the Agent.

                    (vi) Such other  approvals,  opinions  or  documents  as any
               Lender, through the Agent, may reasonably request prior to the Effective Date.

                  (h) The Company shall have terminated the commitments, and paid in full all Debt, interest, fees and other amounts outstanding, under (i) the Existing Credit Agreement and (ii) the $400,000,000 Five-Year Credit Agreement dated as of December 15, 1995 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement") among the Borrower, as borrower, the lenders and arrangers parties thereto and Citibank, as administrative agent, and each of the Lenders that is a party to each such credit facility hereby waives, upon execution of this Agreement, the three Business Days' notice required by Section 2.05 of the Existing Credit Agreement and Section 2.05 of the Five-Year Credit Agreement, respectively, relating to the termination of commitments thereunder.

                  SECTION 3.02. Initial Borrowing of Each Designated Subsidiary. The obligation of each Lender to make an initial Advance to each Designated Subsidiary following any designation of such Designated Subsidiary as a Borrower hereunder pursuant to Section 9.08 is subject to the Agent's receipt on or before the date of such Initial Advance of each of the following, in form and substance satisfactory to the Agent and dated such date, and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

                   (a) The Revolving Credit Notes of such Borrower to the order of the Lenders, respectively, to the extent requested by any Lender pursuant to Section 2.19.

                  (b) Certified copies of the resolutions of the Board of Directors of such Borrower approving this Agreement and the Notes of such Borrower, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and such Notes.

                 (c) A certificate of the Secretary or an Assistant Secretary of such Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement and the Notes of such Borrower and the other documents to be delivered hereunder.

                  (d) A certificate signed by a duly authorized officer of the Company, dated as of the date of such initial Advance, certifying that such Borrower shall have obtained all governmental and third party authorizations, consents, approvals (including exchange control approvals) and licenses required under applicable laws and regulations necessary for such Borrower to execute and deliver this Agreement and the Notes of such Borrower and to perform its obligations thereunder.

                  (e) The Designation Letter of such Designated Subsidiary, substantially in the form of Exhibit F hereto.

                  (f) With respect to each Designated Subsidiary that has its principal place of business outside of the United States of America, evidence of the Process Agent's acceptance of its appointment
          pursuant   to  Section   9.12(a)  as  the  agent  of  such   Borrower,
          substantially in the form of Exhibit G hereto.

                  (g) A favorable opinion of counsel to such Designated Subsidiary, dated the date of such Initial Advance, substantially in the form of Exhibit I hereto.

                  (h) Such other approvals, opinions or documents as any Lender, through the Agent, may reasonably request.


                  SECTION 3.03. Conditions Precedent to Each Revolving Credit Borrowing. The obligation of each Lender to make a Revolving Credit Advance on the occasion of each Revolving Credit Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Revolving Credit Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Revolving Credit Borrowing and the acceptance by the Borrower requesting such Revolving Credit Borrowing of the proceeds of such Revolving Credit Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing such statements are true):


               (i) the representations and warranties of the Company contained in Section 4.01(except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof)) are correct on and as of the date of such Revolving Credit Borrowing, before and after giving effect to such Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and, if such
          Borrower is a Designated Subsidiary, the representations and warranties of such Borrower contained in its Designation Letter are correct on and as of the date of such Revolving Credit Borrowing, before and after giving effect to such Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

               (ii) no event has occurred and is continuing, or would result from such Revolving Credit Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                  SECTION 3.04. Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Lender that is to make a Competitive Bid Advance on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Advance as part of such Competitive Bid Borrowing is subject to the conditions precedent that (a) the Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, (b) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Agent shall have received a Competitive Bid Note payable to the order of such Lender for each of the one or more Competitive Bid Advances to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Advance to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Advance in accordance with Section 2.03, and (c) on the date of such Competitive Bid Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Competitive Bid Borrowing and the acceptance by the Borrower requesting such Competitive Bid Borrowing of the proceeds of such Competitive Bid Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Competitive Bid Borrowing such statements are true):

               (i) the representations and warranties of the Company contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof)) are correct on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and, if such
          Borrower is a Designated Subsidiary, the representations and warranties of such Borrower contained in its Designation Letter are correct on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

               (ii) no event has occurred and is continuing, or would result from such Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default, and

               (iii) no event has occurred and no circumstance exists as a result of which the information concerning such Borrower that has been provided to the Agent and each Lender by such Borrower in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  SECTION 3.05. Conditions Precedent to Extension of the Final Maturity Date. The obligation of each Lender to extend the Final Maturity Date pursuant to Section 2.18(b) shall be subject to the conditions precedent that the Effective Date shall have occurred and on the Termination Date the following statements shall be true (and the giving by the Company of the notice of extension of the Final Maturity Date shall constitute a representation and warranty by the Company and each Designated Subsidiary that on the date of such extension such statements relating to such Borrower are true):

               (i) the representations and warranties of the Company contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof)) are correct on and as of the date of such extension, before and after giving effect to such extension, as though made on and as of such date, and, the representations and warranties of such Designated Subsidiary contained in its Designation Letter are correct on and as of the date of such extension, before and after giving effect to such extension, as though made on and as of such date, and

               (ii) no event has occurred and is continuing, or would result from such extension, that constitutes a Default.

                  SECTION 3.06. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Company, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Effective Date.

                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Company. The Company represents and warrants as follows:

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (b) The execution, delivery and performance by the Company of this Agreement and the Notes of the Company to be delivered by it, and the consummation of the transactions contemplated hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Company's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Company, except where such contravention would not be reasonably likely to have a Material Adverse Effect.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Agreement or the Notes of the Company to be delivered by it, except for those authorizations, approvals, actions, notices and filings (i) listed on Schedule 4.01(c) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect and (ii) where the Company's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

               (d) This Agreement has been, and each of the Notes of the Company to be delivered by it when delivered hereunder will have been, duly executed and delivered by the Company. This Agreement is, and each of the Notes of the Company when delivered hereunder will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

               (e) The Consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2000, and the related Consolidated statements of income and cash flows of the Company and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Arthur Andersen LLP, independent public accountants, and the Consolidated condensed balance sheet of the Company and its Subsidiaries as at July 1, 2001, and the related Consolidated statements of income and condensed cash flows of the Company and its Subsidiaries for the six months then ended, duly certified by the chief financial officer of the Company, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at July 1, 2001, and said statements of income and cash flows for the six months then ended, to audit adjustments, the Consolidated financial condition of the Company and its Subsidiaries as at such dates and the Consolidated results of the operations of the Company and its Subsidiaries for the periods ended on such dates, all in accordance with accounting principles generally accepted in the United States consistently applied; provided, however, that said balance sheet and statements of income and cash flows for the six months ended as at July 1, 2001 are instead prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission. Since December 31, 2000, there has been no Material Adverse Change.

               (f) (i) There is no pending or, to the Company's knowledge, threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (A) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (B) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby, and (ii) there has been no adverse change in the status, or financial effect on the Company and its Subsidiaries taken as a whole, of the Disclosed Litigation from that described on
          Schedule 3.01(b) hereto.

               (g) No proceeds of any Advance will be applied in any manner that will violate or cause any Lender to violate Regulation U or Regulation G issued by the Board of Governors of the Federal Reserve System.

               (h) The Company is not, and immediately after the application by the Company of the proceeds of each Advance will not be, an "investment company", or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

               (i) The Company and each of its Subsidiaries are in compliance with all applicable laws, rules, regulations and orders, including, without limitation, ERISA and Environmental Laws and Environmental Permits, except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect.

               (j) To the Company's knowledge, (i) all past non-compliance with any Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect and (ii) no circumstances exist that would be reasonably likely to (A) form the basis of an Environmental Action against the Company or any of its Subsidiaries or any of their properties that would be reasonably likely to have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would be reasonably likely to have a Material Adverse Effect.

               (k) No ERISA Event that would be reasonably likely to have a Material Adverse Effect has occurred or is reasonably expected to occur with respect to any Plan.

(l) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan whose "funded current liability percentage" is less than 90% and whose "unfunded current liability" exceeds $5,000,000 (as such terms are defined in

          Section 302(d)(8) of ERISA), copies of which have been filed with the Internal Revenue Service and furnished to the Lenders, is complete and accurate and fairly presents in all material respects the funding status of such Plan.

               (m) Neither the Company nor any ERISA Affiliate has outstanding liability with respect to, or is reasonably expected to incur any Withdrawal Liability to, any Multiemployer Plan that would be reasonably likely to have a Material Adverse Effect.

               (n) Neither the Company nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, where such reorganization or termination would be reasonably likely to have a Material Adverse Effect.

               (o) Except as set forth in the financial statements referred to in Section 4.01(e) and in Section 5.01(h), the Company and its Subsidiaries taken as a whole have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

                                   Article V

                            COVENANTS OF THE COMPANY

                  SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will:

               (a) Compliance with Laws, Obligations, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws as provided in Section 5.01(i), except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect.

               (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent if the failure to so pay and discharge would be reasonably likely to have a Material Adverse Effect, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, will by law become a Lien upon its property; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained.

               (c) Maintenance of Insurance. Maintain, and cause each of its Material Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (or continue to maintain self-insurance) in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

               (d)  Preservation  of  Corporate  Existence,  Etc.  Preserve  and
          maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(b) and provided further that neither the Company nor any of its Subsidiaries shall be required to preserve any right or franchise if the Board of Directors of the Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

               (e) Authorizations. Obtain, and cause each Designated Subsidiary with a principal place of business outside the United States to obtain, at any time and from time to time all authorizations, licenses, consents or approvals (including exchange control approvals) as shall now or hereafter be necessary or desirable under applicable law or regulations in connection with such Designated Subsidiary's making and performance of this Agreement and, upon the request of any Lender, promptly furnish to such Lender copies thereof.

               (f) Keeping of Books. Keep, and cause each of its Material Subsidiaries with a principal place of business in the United States to keep, proper books of record and account, in which full and correct entries in all material respects shall be made of all financial transactions and the assets and business of the Company and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

               (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect.

               (h) Reporting Requirements. Furnish to the Lenders:

                    (i) as soon as  available  and in any  event  within 45 days after the end of each of the first three quarters of each fiscal year of the Company, Consolidated condensed balance sheet of the Company and its Subsidiaries as of the end of such quarter and Consolidated statements of income and Consolidated condensed statements of cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission and certificates of the chief financial officer of the Company as to compliance with the terms of this Agreement;

                    (ii) as soon as  available  and in any event  within 90 days after the end of each fiscal year of the Company, a copy of the annual report for such year for the Company and its Subsidiaries, containing Consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, in each case accompanied by an opinion of Arthur Andersen LLP or other nationally recognized independent public accountants;

                    (iii) as soon as possible  and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Company setting forth the details of such Default and the action that the Company has taken and proposes to take with respect thereto;

                    (iv) as soon as possible  and in any event within three days after the occurrence of a Change of Control, notice of such Change of Control setting forth the details of such Change of Control;

                    (v) promptly after the sending or filing thereof,  copies of all reports that the Company sends to any of its public securityholders, and copies of all reports and registration statements that the Company or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

                    (vi) (a)  promptly and in any event within 20 days after the
               Company or any ERISA Affiliate has actual knowledge that an event that is an ERISA Event that has resulted or that would be reasonably likely to result in a liability of the Company or any ERISA Affiliate in an amount in excess of $25,000,000 has occurred, a statement of the chief financial officer or other authorized officer of the Company describing such ERISA Event and the action, if any, that the Company or such ERISA Affiliate has taken and proposes to take with respect thereto and (b) on the date any records, documents or other information must be furnished  to the  PBGC  with  respect  to any Plan  pursuant  to
               Section 4010 of ERISA, a copy of such records, documents and information;

                    (vii) promptly and in any event within three Business Days after receipt thereof by the Company or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan, where such notice, termination or appointment has resulted or would be reasonably likely to result in a liability of the Company or any ERISA Affiliate in an amount in excess of $25,000,000;

(viii) promptly and in any event within 30 days after filing thereof with the Internal Revenue Services, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan whose "funded current liability percentage" is less than 90% and whose "unfunded current liability" exceeds $5,000,000 (as such terms are defined in Section 302(d)(8) of ERISA);

                    (ix) promptly and in any event within five Business Days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Company or any ERISA Affiliate in connection with any event described in clause (A) or (B), where such imposition, reorganization or termination has resulted or would be reasonably likely to result in a liability of the Company or any ERISA Affiliate in an amount exceeding $25,000,000;

                    (x) promptly after the commencement  thereof,  notice of all actions and proceedings before any court, governmental agency or arbitrator affecting the Company or any of its Subsidiaries of the type described in Section 4.01(f); and

                    (xi) such other information respecting the Company or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

        (i) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties, to comply with all applicable Environmental Laws and Environmental Permits except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect.


                  SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will not:

                    (a) Liens,  Etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, other than:

                         (i) Permitted Liens,

                         (ii) purchase  money Liens upon or in any real property
                    or equipment acquired or held by the Company or any Subsidiary of the Company in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced,

                         (iii) any  assignment  of any right to  receive  income
                    existing on the Effective Date and any Liens existing on the Effective Date,

                         (iv) Liens on property of a Person existing at the time
                    such Person is merged into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Liens do not extend to any assets other than those of the Person so merged into or consolidated with the Company or such Subsidiary or acquired by the Company or such Subsidiary,

                         (v) other Liens or any other assignment of any right to
                    receive income (in addition to the Liens and assignments permitted under clauses (i), (ii), (iii), (iv) or (vi)) securing Debt in an aggregate principal amount not to exceed $450,000,000, and

                         (vi) the replacement,  extension or renewal of any Lien
                    or any assignment of any right to receive income permitted by clause (iii) or (iv) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby.

               (b) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so, except that any Subsidiary of the Borrower may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of the Company, and except that any Subsidiary of the Company may merge into or dispose of assets to the Company and the Company may merge with any other Person so long as the Company is the surviving corporation, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

               (c) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                  SECTION 5.03. Financial Covenant. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company shall maintain, as of the end of each fiscal quarter, a ratio of (a) Pre-Tax Income from Continuing Operations for the four fiscal quarters then ended to (b) Consolidated Interest Expense for such four fiscal quarters of not less than 2.0 to 1.0.

                                   Article VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                    (a) Any  Borrower  shall  fail to pay any  principal  of any
               Advance within one Business Day after the same becomes due and payable; or any Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within three Business Days after the same becomes due and payable; or

                    (b) Any  representation  or  warranty  made  by any  Company herein or, if such Borrower is a Designated Subsidiary, in such Borrower's Designation Letter, or by any Borrower in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

                    (c) (i) The  Company  shall fail to  perform or observe  any term,  covenant  or  agreement  contained  in Section  5.01(d) or
               (h)(iii), (iv) or (vi)-(ix) or 5.02, or (ii) the Company or any other Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(h)(i), (ii), (v),
               (x) or (xi) if such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the relevant Borrower by the Agent or any Lender, or (iii) the Company or any other Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the relevant Borrower by the Agent or any Lender; or

                    (d) Any  Borrower or any of its  Subsidiaries  shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $75,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such Borrower or such Subsidiary (as the case may
               be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof, unless the event giving rise to such prepayment, redemption, purchase or defeasance is not related directly to any action taken by, or the condition (financial or otherwise) or operations of, the Company, any of its Subsidiaries, or any of their respective properties; or

                    (e) Any Borrower or any of its Material  Subsidiaries  shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                    (f) Any judgment or order for the payment of money in excess of $50,000,000 shall be rendered against any Borrower or any of its Subsidiaries and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                    (g) The Company or any ERISA Affiliate  shall incur,  or, in the reasonable opinion of the Majority Lenders, shall be reasonably likely to incur liability in excess of $75,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of the Company or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan; or

                    (h) Any ERISA Event shall have  occurred  with  respect to a
               Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Company and the ERISA Affiliates related to such ERISA Event) exceeds $75,000,000; or

                    (i) The  Company  or any  ERISA  Affiliate  shall  have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Company and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $75,000,000; or

                    (j) The  Company  or any  ERISA  Affiliate  shall  have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Company and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $75,000,000 in the aggregate;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company and each other
Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company and each other Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances to such Borrower (or, if such event has occurred in respect of the Company, to make Advances to any Borrower) shall automatically be terminated and (B) the Advances, all such interest and all such amounts owing by such Borrower (or, if such event has occurred in respect of the Company, owing by all of the Borrowers) shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.

                                  Article VII

                                    GUARANTY

                  SECTION 7.01. Guaranty. For valuable consideration, receipt whereof is hereby acknowledged, and to induce each Lender to make Advances to the Designated Subsidiaries and to induce the Agent to act hereunder, the Company hereby unconditionally and irrevocably guarantees to each Lender and the Agent the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Designated Subsidiaries now or hereafter existing under this Agreement or the Notes, whether for principal, interest, fees, indemnities, expenses or otherwise (such obligations being the "Guaranteed Obligations"), and agrees to pay any and all reasonable and documented expenses (including reasonable counsel fees and expenses) incurred by the Agent or any Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Company's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and that would be owed by any Designated Subsidiary to the Agent or any Lender under this Agreement and the Notes but for the fact that such Guaranteed Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Designated Subsidiary.

                  SECTION 7.02. Guaranty Absolute. The Company guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. The obligations of the Company under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any Designated Subsidiary under this Agreement and the Notes, and a separate action or actions may be brought and prosecuted against the Company to enforce the obligations of the Company under this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action or actions. The liability of the Company under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Company hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                    (a) any lack of validity or enforceability of this Agreement or the Notes, or any other agreement or instrument relating thereto;

                    (b) any change in the time,  manner or place of payment  of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Designated Subsidiary under this Agreement or the Notes, or any other amendment or waiver of or any consent to departure from this Agreement or any Note, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Designated Subsidiary or any of its Subsidiaries or otherwise;

                    (c) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                    (d)  any  change,   restructuring   or  termination  of  the
               corporate structure or existence of any Designated Subsidiary or any of its Subsidiaries;

                    (e) any  failure of the Agent or any Lender to  disclose  to the Company or any Designated Subsidiary any information relating to the financial condition, operations, properties or prospects of any Designated Subsidiary now or in the future known to the Agent or such Lender, as the case may be (the Company waiving any duty on the part of the Agent or the Lenders to disclose such information); or

                    (f) any other circumstance  (including,  without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, any Designated Subsidiary or the Company or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Designated Subsidiary or otherwise, all as though such payment had not been made.

                  SECTION 7.03. Waivers and Acknowledgments. (a) The Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Lender exhaust any right or take any action against any Designated Subsidiary or any other Person, and all other notices and demands whatsoever.

                    (b) The Company hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                    (c) The Company acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the Notes and that the waivers set forth in this Section 7.03 are knowingly made in contemplation of such benefits.

                  SECTION 7.04. Subrogation. The Company will not exercise any rights that it may now or hereafter acquire against any Designated Subsidiary or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Company's obligations under this Guaranty or any provision of this Agreement or the Notes, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender against such Designated Subsidiary or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such Designated Subsidiary or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to the Company in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agent and Lenders and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Agreement and any Notes, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If
(i) the Company shall make payment to the Agent or any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and
(iii) the Final Maturity Date shall have occurred, the Agent and the Lenders will, at the Company's request and expense, execute and deliver to the Company appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Company of an interest in the Guaranteed Obligations resulting from such payment by the Company.

                  SECTION 7.05. Continuing Guaranty; Assignments Under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Agreement and the Final Maturity Date, (b) be binding upon the Company, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 9.07 of this Agreement.

                  SECTION 7.06. No Stay. The Company agrees that, as between (a) the Company and (b) the Lenders and the Agent, the Guaranteed Obligations of any Designated Subsidiary guaranteed by the Company hereunder may be declared to be forthwith due and payable as provided in Article VI hereof for purposes of this Guaranty by declaration to the Company as guarantor notwithstanding any stay, injunction or other prohibition preventing such declaration as against such Designated Subsidiary and that, in the event of such declaration to the Company as guarantor, such Guaranteed Obligations (whether or not due and payable by such Designated Subsidiary), shall forthwith become due and payable by the Company for purposes of this Guaranty.

                                  Article VIII

                                    THE AGENT

                  SECTION 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Advances), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Advances; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

                  SECTION 8.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the Lender that made any Advance as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Borrower or to inspect the property (including the books and records) of any Borrower;
(e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 8.03. Citibank and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any such Subsidiary, all as if Citibank were not the Agent and without any duty to account therefor to the Lenders.

                  SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 8.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by a Borrower), ratably according to the respective principal amounts of the Revolving Credit Notes then held by each of them (or if no Revolving Credit Notes are at the time outstanding or if any Revolving Credit Notes are held by Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by a Borrower.

                  SECTION 8.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and each Borrower and may be removed at any time with or without cause by the Majority Lenders and such resignation or removal shall be effective upon the appointment of a successor Agent. Upon any such resignation or removal, the Majority

Lenders shall have the right to appoint a successor Agent, subject to the Company's approval (which shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000, subject to the Company's approval (which shall not be unreasonably withheld). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                   Article IX

                                  MISCELLANEOUS

                  SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Revolving Credit Notes, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) increase the Commitment of any Lender (other than as provided for in Section 2.05(c) or Section 2.18(a)) or subject any Lender to any additional monetary obligations, (b) reduce the principal of, or interest on, the Revolving Credit Notes or any fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Revolving Credit Notes or any fees or other amounts payable hereunder (other than as provided for under Section 2.18), (d) release the Company from any of its obligations under
Article VII or limit the liability of the Company thereunder or (e) amend or waive this Section 9.01 or the definition of "Majority Lenders"; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

                  SECTION 9.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Company or to any Designated Subsidiary, at the Company's address at Corporate Headquarters, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810, Attention: Treasury Department, Fax No. (717) 534-6724; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assumption Agreement or the Assignment and Acceptance, as the case may be, pursuant to which it became a Lender; and if to the Agent, at its address at Two Penn's Way, New Castle, Delaware 19720, Attention: Bank Loan Syndications, Fax No. (302) 894-6120; or, as to any Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Agent pursuant to Article II, III or VIII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.04. Costs and Expenses. (a) The Company agrees to pay or cause to be paid on demand all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, messenger costs and expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Company further agrees to pay or cause to be paid on demand all reasonable and documented costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Agent and each Lender in connection with the enforcement of rights under this Section 9.04(a).

                  (b) The Company agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances whether or not such investigation, litigation or proceeding is brought by any Borrower or the directors, shareholders or creditors of any Borrower or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense results from such Indemnified Party's gross negligence or willful misconduct.

                  (c) Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving any claim, damage, loss or liability referred to in paragraph (b) above, such Indemnified Party will, if a claim in respect thereof is to be made against any Borrower, give written notice to such Borrower of the commencement of such action; provided that the failure of any Indemnified Party to give notice as provided in this
Section 9.04(c) shall not relieve such Borrower of its obligations under paragraph (b) above, except only to the extent that such Borrower actually suffers damage solely as a result of such failure to give notice. In the event that any such action or proceeding is brought against an Indemnified Party, unless in such Indemnified Party's sole judgment (based on advise of counsel) a conflict of interest between such Indemnified Party and a Borrower may exist in respect thereof, such Borrower shall be entitled to participate in and to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party. After notice from such Borrower to such Indemnified Party of its election to assume the defense thereof, such Borrower shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation). No Borrower shall consent to the entry of any dismissal or judgment, or enter into any settlement of any pending or threatened action or proceeding against any Indemnified Party that is or could have been a party and for whom indemnity could have been sought under paragraph (b) above without the consent of such Indemnified Party unless such judgment, dismissal or settlement includes as an unconditional term thereof the giving of a release from all liability in respect of such action or proceeding to such Indemnified Party; provided that each Indemnified Party agrees that, if a Borrower reconfirms to such Indemnified Party that it is indemnified from all liability in respect of any such action or proceeding referred to in the preceding sentence, such Indemnified Party will not enter into any settlement of any such action or proceeding without the consent of such Borrower (which consent shall not be unreasonably withheld). In addition to the foregoing, each Borrower shall not, in assuming the defense of any Indemnified Party, agree to any dismissal or settlement without the prior written consent of such Indemnified Party if such dismissal or settlement (A) would require any admission or acknowledgement of culpability or wrongdoing by such Indemnified Party or (B) would provide for any nonmonetary relief to any Persons to be performed by such Indemnified Party.

                  (d) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or LIBO Rate Advance is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of (i) a payment or Conversion pursuant to Section 2.03(d), 2.10, 2.12 or 2.18(a), (ii) a Commitment Increase pursuant to Section 2.05(c), (iii) acceleration of the maturity of the Advances pursuant to Section
6.01 or for any other reason, or (iv) by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07(a) as a result of a demand by the Company pursuant to Section 2.17, such Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably and actually incur as a result of such payment or Conversion, including, without limitation, any loss (other than loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (e) Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of such Borrower contained in Sections 2.11, 2.14 and 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and relating to the Advances.

                  SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement and the Note of such Borrower held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note. Each Lender agrees promptly to notify the relevant Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  SECTION 9.06. Binding Effect. This Agreement shall become effective (other than Sections 2.01 and 2.03, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Company and the Agent and when the Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, the Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 9.07. Assignments, Designations and Participations.
(a) Each Lender may at any time,  and if  demanded  by the  Company  pursuant to
Section 2.17, shall assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Revolving Credit Advances owing to it and the Revolving Credit Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any right to make Competitive Bid Advances, Competitive Bid Advances owing to it and Competitive Bid Notes), (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than

$10,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Company pursuant to Section 2.17 shall be arranged by the Company after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Company pursuant to Section 2.17 (A) so long as a Default shall have occurred and be continuing, (B) unless and until such Lender shall have received one or more payments from either the Company, any other Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement (including, but not limited to, any amounts owing under Section 2.11 and Section 2.14), and the Company shall have satisfied all of its other obligations under this Agreement as of the effective date of the assignment and
(C) if any such Eligible Assignee is not an existing Lender, the Company shall have paid to the Agent a processing and recordation fee of $1,000, (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Revolving Credit Note subject to such assignment and, if such assignment does not occur as a result of a demand by the Company pursuant to
Section  2.17 (in which case the  Company  shall pay the fee  required by clause
(v)(C) of this Section 9.07(a)), a processing and recordation fee of $3,500, and
(vii) in the case of an assignment to any Affiliate of such Lender that is engaged in the business of commercial banking, notice thereof shall have been given to the Company and the Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this

Agreement,  together  with  copies of the  financial  statements  referred to in
Section 4.01(e), the most recent financial statements referred to in Section 5.01(h) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Credit Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to each Borrower.

                  (d) The Agent shall maintain at its address referred to in
Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Each Lender may sell participations to one or more banks or other entities (other than any Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to any Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) each Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. Each Lender agrees that, promptly upon selling any such participation in accordance with this Section 9.07(e), such Lender shall deliver written notice thereof to the Company.

(                 f) Any Lender may, in connection with any assignment or
participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee, or participant or proposed assignee, or participant, any information relating to the Company or any other Borrower furnished to such Lender by or on behalf of such Borrower; provided that, prior to any such disclosure, the assignee, or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to such Borrower received by it from such Lender.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 9.08. Designated Subsidiaries. (a) Designation. The Company may at any time, and from time to time, by delivery to the Agent of a Designation Letter duly executed by the Company and the respective Subsidiary and substantially in the form of Exhibit F hereto, designate such Subsidiary as a "Designated Subsidiary" for purposes of this Agreement and such Subsidiary shall thereupon become a "Designated Subsidiary" for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder. The Agent shall promptly notify each Lender of each such designation by the Company and the identity of the respective Subsidiary.

                  (b) Termination. Upon the payment and performance in full of all of the indebtedness, liabilities and obligations under this Agreement and relating to the Advances of any Designated Subsidiary then, so long as at the time no Notice of Revolving Credit Borrowing or Notice of Competitive Bid Borrowing in respect of such Designated Subsidiary is outstanding, such Subsidiary's status as a "Designated Subsidiary" shall terminate upon notice to such effect from the Agent to the Lenders (which notice the Agent shall give promptly upon its receipt of a request therefor from the Company). Thereafter, the Lenders shall be under no further obligation to make any Advance hereunder to such Designated Subsidiary.

                  SECTION 9.09. Confidentiality. Neither the Agent nor any Lender shall disclose any Confidential Information to any other Person without the consent of the relevant Borrower, other than (a) to the Agent's or such Lender's officers, directors, employees, agents and advisors and, as contemplated by Section 9.07(f), to actual or prospective assignees and participants, and then only on a need-to-know and confidential basis in connection with the transactions contemplated by this Agreement, (b) pursuant to subpoena or other legal process or as otherwise required by law (provided that the Person making such disclosure shall, to the extent permitted by law, provide the Company with notice thereof), and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking having jurisdiction over any Lender.

                  SECTION 9.10. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 9.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.12. Jurisdiction, Etc.(a) Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction only of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in any such New York State court or, to the extent permitted by law, in such federal court. Notwithstanding the foregoing sentence, each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Designated Subsidiary that has its principal place of business outside of the United States of America hereby agrees that service of process in any such action or proceeding may be made upon the Company at its offices specified in Section 9.02 (the "Process Agent") and each such Designated Subsidiary hereby irrevocably appoints the Process Agent its authorized agent to accept such service of process, and agrees that the failure of the Process Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each Borrower hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to such Borrower at its address set forth in Section 9.02. Nothing in this Agreement shall affect any right that any party may otherwise have to serve legal process in any other manner permitted by law. To the extent that any Designated Subsidiary has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Designated Subsidiary hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court of the United States of America sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 HERSHEY FOODS CORPORATION


                                 By:    /s/ Frank Cerminara
                                     -------------------------------------------
                                      Title:  Senior Vice President, Chief
                                              Financial Officer


                                 By:    /s/ R. M. Garrabrant
                                     -------------------------------------------
                                      Title:  Vice President and Treasurer


                                 CITIBANK, N.A.,
                                      as Administrative Agent


                                 By:    /s/ Carolyn A. Kee
                                     -------------------------------------------
                                      Title: Vice President


                                 BANK OF AMERICA, N.A.,
                                      as Syndication Agent


                                 By:    /s/ William F. Sweeney
                                     -------------------------------------------
                                      Title: Managing Director


                                 BANC AMERICA SECURITIES LLC,
                                       as Arranger


                                 By:    /s/ Thomas M. Brown
                                     -------------------------------------------
                                      Title: Managing Director


                                 SALOMON SMITH BARNEY INC.,
                                       as Arranger


                                 By:    /s/ Carolyn A. Kee
                                     -------------------------------------------
                                      Title: Attorney-in-Fact

Commitment                       Initial Lenders
----------                       ---------------


$37,500,000                      CITIBANK, N.A.


                                 By:    /s/ Carolyn A. Kee
                                     -------------------------------------------
                                      Title: Vice President


                                 By:
                                     -------------------------------------------
                                      Title:


$37,500,000                      BANK OF AMERICA, N.A.


                                 By:    /s/ William F. Sweeney
                                     -------------------------------------------
                                      Title: Managing Director


$25,000,000                      UBS AG, STAMFORD BRANCH


                                 By:    /s/ Wilfred V. Saint
                                     -------------------------------------------
                                      Title: Associate Director
                                             Banking Products Services, US


                                 By:    /s/ Jennifer L. Poccia
                                     -------------------------------------------
                                      Title: Associate Director
                                             Banking Products Services, US


$25,000,000                      MELLON BANK, N.A.


                                 By:    /s/ Donald G. Cassidy Jr.
                                     -------------------------------------------
                                      Title: Senior Vice President


$25,000,000                      PNC BANK,
                                 NATIONAL ASSOCIATION


                                 By:    /s/ Robert F. Giarnone
                                     -------------------------------------------
                                      Title: Vice President

$10,000,000                      DEUTSCHE BANK AG NEW YORK
                                 BRANCH


                                 By:    /s/ Alexander Karow
                                     -------------------------------------------
                                      Title: Vice President


                                 By:    /s/ Christoph A. Koch
                                     -------------------------------------------
                                      Title: Vice President


$10,000,000                      CIBC, INC.


                                 By:    /s/ Dominic Sorresso
                                     -------------------------------------------
                                      Title: Executive Director
                                             CIBC World Markets Corp., as Agent


$10,000,000                      WACHOVIA BANK, N.A.


                                 By:    /s/ Christa P. Holland
                                     -------------------------------------------
                                      Title: Vice President


$10,000,000                      BANCO POPULAR DE PUERTO RICO


                                 By:    /s/ Hector A. Vina
                                     -------------------------------------------
                                      Title: Vice President


$10,000,000                      SUMITOMO MITSUI


                                 By:    /s/ Edward D. Henderson
                                     -------------------------------------------
                                      Title: Senior Vice President


$200,000,000             Total of the Commitments

                                   SCHEDULE I

                           APPLICABLE LENDING OFFICES

--------------------------------------- -------------------------------------- -------------------------------------
Name of Initial Lender                  Domestic Lending Office                Eurodollar Lending Office
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
BANK OF AMERICA, N.A.                   Bank of America, N.A.                  Bank of America, N.A.
                                        901 Main Street, 14th Floor            901 Main Street, 14th Floor
                                        Dallas, TX  75202                      Dallas, TX  75202
                                        Attn:  Sam Brown                       Attn:  Sam Brown
                                        Phone:  (214) 209-9262                 Phone:  (214) 209-9262
                                        Fax:  (214) 290-9519                   Fax:  (214) 290-9519
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
CIBC, Inc.                              CIBC, Inc.                             CIBC, Inc.
                                        425 Lexington Avenue                   11 Madison Avenue
                                        New York, NY  10017                    20th Floor
                                        Attn:  Dominic Sorresso                New York, NY  10017
                                        Phone:  (212) 856-4133                 Attn:  Judy Dornkowski
                                        Fax:  (212) 856-3991                   Phone:  (212) 856-3509
                                                                               Fax:  (212) 885-4995
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
CITIBANK, N.A.                          Citibank, N.A.                         Citibank, N.A.
                                        399 Park Avenue                        399 Park Avenue
                                        New York, NY  10043                    New York, NY  10043
                                        Attn:  Robert M. Spence                Attn:  Robert M. Spence
                                        Phone:  (212) 559-0312                 Phone:  (212) 559-0312
                                        Fax:  (212) 793-7450                   Fax:  (212) 793-7450
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
DEUTSCHE BANK AG, NEW YORK BRANCH       Deutsche Bank AG, New York Branch      Deutsche Bank AG, New York Branch
                                        40 Kingsbridge Road (Mailstop PIS      40 Kingsbridge Road (Mailstop PIS
                                        01-213H)                               01-213H)
                                        Piscataway,  NJ  08854                 Piscataway,  NJ  08854
                                        Attn:  Carmen Melendez                 Attn:  Carmen Melendez
                                        Phone:  (732) 981-7437                 Phone:  (732) 981-7437
                                        Fax:  (732) 981-7470 or 5903           Fax:  (732) 981-7470 or 5903
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
PNC BANK, NATIONAL ASSOCIATION          PNC Bank, National Association         PNC Bank, National Association
                                        1600 Market Street                     1600 Market Street
                                        MS F2 F07021 5                         MS F2 F07021 5
                                        Philadelphia, PA  19103                Philadelphia, PA  19103
                                        Attn:  Robert F. Giarnone              Attn:  Robert F. Giarnone
                                        Phone:  (215) 585-7630                 Phone:  (215) 585-7630
                                        Fax:  (215) 585-5972                   Fax:  (215) 585-5972
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
MELLON BANK,  N.A.                      Mellon Bank, N. A.                     Mellon Bank, N. A.
                                        3 Mellon Bank Center, 12th Floor       3 Mellon Bank Center, 12th Floor
                                        Pittsburgh, PA  15259                  Pittsburgh, PA  15259
                                        Attn:  Sannford M. Richards            Attn:  Sannford M. Richards
                                        Tel:   412-234-8285                    Tel:   412-234-8285
                                        Fax:  412-209-6118                     Fax:  412-209-6118
--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------
WACHOVIA BANK, N.A.                     Wachovia Bank, N.A.                    Wachovia Bank, N.A.
                                        191 Peachtree Street                   191 Peachtree Street
                                        Atlanta, GA  30302                     Atlanta, GA  30302
                                        Attn:  Branch Manager                  Attn:  Branch Manager
                                        Tel:  (404) 332-                       Tel:  (404) 332-
                                        Fax:  (404) 332-                       Fax:  (404) 332-

--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
BANCO POPULAR DE PUERTO RICO            Banco Popular de Puerto Rico           Banco Popular de Puerto Rico
                                        7 West 51st - 2nd Floor                7 West 51st - 2nd Floor
                                        New York, NY  10019                    New York, NY  10019
                                        Attn:  Branch Manager                  Attn:  Branch Manager
                                        Tel:  (212) 445-1988                   Tel:  (212) 445-1988
                                        Fax:  (212) 586-3537                   Fax:  (212) 586-3537
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
UBS AG, STAMFORD BRANCH                 UBS AG, Stamford Branch                UBS AG, Stamford Branch
                                        677 Washington Blvd.                   677 Washington Blvd.
                                        Stamford, CT  06901                    Stamford, CT  06901
                                        Attn:  Johny Villard                   Attn:  Johny Villard
                                        Tel:  (203) 719-3845                   Tel:  (203) 719-3845
                                        Fax:  (203) 719-3888                   Fax:  (203) 719-3888
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
SUMITOMO MITSUI                         Sumitomo Mitsui                        Sumitomo Mitsui
                                        277 Park Avenue                        277 Park Avenue
                                        New York, NY  10172                    New York, NY  10172
                                        Attn: Tracey Watson                    Attn: Tracey Watson
                                        Tel: (212) 224-4393                    Tel: (212) 224-4393
                                        Fax: (212) 224-5197                    Fax: (212) 224-5197
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------


                                SCHEDULE 3.01(b)

                              DISCLOSED LITIGATION

                                      NONE

                                SCHEDULE 4.01(c)

                      REQUIRED AUTHORIZATIONS AND APPROVALS

                                      NONE

                                                                EXECUTION COPY



                                U.S. $200,000,000


                              AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                          Dated as of November 27, 2001

                                      Among

                           HERSHEY FOODS CORPORATION,

                                  as Borrower,

                                       and

                        THE INITIAL LENDERS NAMED HEREIN,

                               as Initial Lenders,

                                       and

                                 CITIBANK, N.A.,

                            as Administrative Agent,

                                       and

                             BANK OF AMERICA, N.A.,

                              as Syndication Agent,

                                       and

                           SALOMON SMITH BARNEY INC.,

                                       and

                          BANC AMERICA SECURITIES LLC,

                as Joint Lead Arrangers and Joint Book Managers,
                -- ----- ---- --------- --- ----- ---- --------


                                TABLE OF CONTENTS

                                    Article I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms...............................................................................1

SECTION 1.02. Computation of Time Periods........................................................................13

SECTION 1.03. Accounting Terms...................................................................................13

                                   Article II
                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01. The Revolving Credit Advances......................................................................14

SECTION 2.02. Making the Revolving Credit Advances...............................................................14

SECTION 2.03. The Competitive Bid Advances.......................................................................16

SECTION 2.04. Fees...............................................................................................20

SECTION 2.05. Termination, Reduction or Increase of the Commitments..............................................20

SECTION 2.06. Repayment of Revolving Credit Advances.............................................................23

SECTION 2.07. Interest on Revolving Credit Advances..............................................................23

SECTION 2.08. Interest Rate Determination........................................................................24

SECTION 2.09. Optional Conversion of Revolving Credit Advances...................................................26

SECTION 2.10. Optional Prepayments of Revolving Credit Advances..................................................26

SECTION 2.11. Increased Costs....................................................................................26

SECTION 2.12. Illegality.........................................................................................28

SECTION 2.13. Payments and Computations..........................................................................28

SECTION 2.14. Taxes..............................................................................................29

SECTION 2.15. Sharing of Payments, Etc...........................................................................31

SECTION 2.16. Use of Proceeds....................................................................................32

SECTION 2.17. Mandatory Assignment by a Lender; Mitigation.......................................................32

SECTION 2.18. Extension of the Termination Date and the Final Maturity Date......................................32

                                       i

SECTION 2.19. Evidence of Debt...................................................................................34

                                   Article III
                     CONDITIONS TO EFFECTIVENESS AND LENDING

SECTION 3.01. Conditions Precedent to Effectiveness of Sections 2.01 and 2.03....................................35

SECTION 3.02. Initial Borrowing of Each Designated Subsidiary....................................................37

SECTION 3.03. Conditions Precedent to Each Revolving Credit Borrowing............................................37

SECTION 3.04. Conditions Precedent to Each Competitive Bid Borrowing.............................................38

SECTION 3.05. Conditions Precedent to Extension of the Final Maturity Date.......................................39

SECTION 3.06. Determinations Under Section 3.01..................................................................39

                                   Article IV
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Company......................................................40

                                    Article V
                            COVENANTS OF THE COMPANY

SECTION 5.01. Affirmative Covenants..............................................................................42

SECTION 5.02. Negative Covenants.................................................................................45

SECTION 5.03. Financial Covenant.................................................................................46

                                   Article VI
                                EVENTS OF DEFAULT

SECTION 6.01. Events of Default..................................................................................47

                                   Article VII
                                    GUARANTY

SECTION 7.01. Guaranty...........................................................................................49

SECTION 7.02. Guaranty Absolute..................................................................................49

SECTION 7.03. Waivers and Acknowledgments........................................................................50

SECTION 7.04. Subrogation........................................................................................51

SECTION 7.05. Continuing Guaranty; Assignments Under the Credit Agreement........................................51

                                       ii

SECTION 7.06. No Stay............................................................................................52

                                  Article VIII
                                    THE AGENT

SECTION 8.01. Authorization and Action...........................................................................52

SECTION 8.02. Agent's Reliance, Etc..............................................................................52

SECTION 8.03. Citibank and Affiliates............................................................................53

SECTION 8.04. Lender Credit Decision.............................................................................53

SECTION 8.05. Indemnification....................................................................................53

SECTION 8.06. Successor Agent....................................................................................53

                                   Article IX
                                  MISCELLANEOUS

SECTION 9.01. Amendments, Etc....................................................................................54

SECTION 9.02. Notices, Etc.......................................................................................54

SECTION 9.03. No Waiver; Remedies................................................................................55

SECTION 9.04. Costs and Expenses.................................................................................55

SECTION 9.05. Right of Set-off...................................................................................57

SECTION 9.06. Binding Effect.....................................................................................57

SECTION 9.07. Assignments, Designations and Participations.......................................................57

SECTION 9.08. Designated Subsidiaries............................................................................60

SECTION 9.09. Confidentiality....................................................................................60

SECTION 9.10. Governing Law......................................................................................61

SECTION 9.11. Execution in Counterparts..........................................................................61

SECTION 9.12. Jurisdiction, Etc..................................................................................61

SCHEDULES

Schedule I - List of Applicable Lending Offices

Schedule 3.01(b) - Disclosed Litigation

Schedule 4.01(c) - Required Authorizations and Approvals

EXHIBITS

Exhibit A-1....... -       Form of Revolving Credit Note

Exhibit A-2....... -       Form of Competitive Bid Note

Exhibit B-1....... -       Form of Notice of Revolving Credit Borrowing

Exhibit B-2....... -       Form of Notice of Competitive Bid Borrowing

Exhibit C......... -       Form of Assignment and Acceptance

Exhibit D......... -       Form of Assumption Agreement

Exhibit E-1.......-        Form of Extension Request

Exhibit E-2.......-        Form of Notice of Extension of the Commitment

Exhibit F......... -       Form of Designation Letter

Exhibit G......... -       Form of Acceptance by Process Agent

Exhibit H......... -       Form of Opinion of Robert M. Reese, Senior Vice
                           President and General Counsel of the Company

Exhibit I......... -       Form of Opinion of Counsel to a Designated Subsidiary

                             EXHIBIT A-1 - FORM OF
                                REVOLVING CREDIT
                                 PROMISSORY NOTE


U.S.$_______________                                 Dated: November 27, 2001

                  FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a _________________________ corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office on the Final Maturity Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate principal amount of the Revolving Credit Advances (as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001 among Hershey Foods Corporation, the Lender and certain other lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for the Lender and such other lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), outstanding on the Final Maturity Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at the Agent's Account in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                  This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances by the Lender to the Borrower and each other "Borrower" thereunder from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions in Sections 6.01 and 2.10, respectively, for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  This promissory note shall be governed by, and construed in accordance with the laws of the State of New York.


                                        [NAME OF BORROWER]


                                        By
                                           --------------------------------
                                            Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL



                                                                 Amount of
                     Amount                                      Principal          Unpaid
                       of         Interest       Interest         Paid              Principal      Notation
       Date          Advance         Rate          Period        or Prepaid         Balance        Made By






                              EXHIBIT A-2 - FORM OF
                                 COMPETITIVE BID
                                 PROMISSORY NOTE



U.S.$_______________                                 Dated:  _______________

                  FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a _________________________ corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001 among Hershey Foods Corporation, the Lender and certain other lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for the Lender and such other lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined)), on _______________, the principal amount of U.S.$__________.

                  The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

         Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A. for the account of the Lender at the Agent's Account in same day funds.

                  This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions in Section 6.01 for acceleration of the maturity hereof upon the happening of certain stated events.

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       [NAME OF BORROWER]



                                       By
                                          --------------------------------
                                            Title:

                         EXHIBIT B-1 - FORM OF NOTICE OF
                           REVOLVING CREDIT BORROWING

Citibank, N.A., as Agent
  for the Lenders party
  to the Credit Agreement
  referred to below
Two Penn's Way
New Castle, Delaware 19720                                    [Date]

                  Attention:  Bank Loan Syndications

Ladies and Gentlemen:

                  The undersigned, [Name of Borrower], refers to the Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Hershey Foods Corporation, certain Lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers, and hereby gives you notice, irrevocably, pursuant to Section
2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Borrowing (the "Proposed Revolving Credit Borrowing") as required by Section 2.02(a) of the Credit
Agreement:

                  (i) The Business Day of the Proposed Revolving Credit Borrowing is _______________.

                  (ii) The Type of Advances comprising the Proposed Revolving Credit Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

                  (iii) The aggregate amount of the Proposed Revolving Credit Borrowing is $_______________.

                  [(iv) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Revolving Credit Borrowing is _____ month[s].]

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Revolving Credit Borrowing:

                  (A) the representations and warranties of the Company contained in Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof) are correct, before and after giving effect to the Proposed Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date*[and the representations and warranties contained in the Designation Letter of the undersigned is correct, before and after giving effect to the Proposed Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date]; and

                  (B) no event has occurred and is continuing, or would result from such Proposed Revolving Credit Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                      Very truly yours,

                                      [NAME OF BORROWER]


                                      By
                                         --------------------------------
                                          Title:


-----------------------
* This language should be added only if the Borrower is a Designated Subsidiary.

                         EXHIBIT B-2 - FORM OF NOTICE OF
                            COMPETITIVE BID BORROWING

Citibank, N.A., as Agent
  for the Lenders party
  to the Credit Agreement
  referred to below
Two Penn's Way
New Castle, Delaware 19720                                    [Date]

                  Attention:  Bank Loan Syndications

Ladies and Gentlemen:

                  The undersigned, [Name of Borrower], refers to the Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Hershey Foods Corporation, certain Lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers, and hereby gives you notice, irrevocably, pursuant to Section
2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "Proposed Competitive Bid Borrowing") is requested to be made:

       (A)      Date of Competitive Bid Borrowing  ________________________

       (B)      Principal Amount
                of Competitive Bid Borrowing       ________________________

       (C)      [Maturity Date] [Interest Period]**________________________

       (D)      Interest Rate Basis

       (LIBO Rate or Fixed Rate)                   ________________________

       (E)      Interest Payment Date(s)           ________________________

       (F)      ___________________                ________________________

       (G)      ___________________                ________________________

       (H)      ___________________                ________________________

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Competitive Bid Borrowing:

-------------------------
** Which shall be subject to the definition of "Interest Period" and end on or before the Final Maturity Date.

                 (a) the representations and warranties of the Company contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof)) are correct, before and after giving effect to the Proposed Competitive Bid Borrowing and to the application of the proceeds therefrom,  as though made on and as of such date***[and the representations and warranties contained in the Designation Letter of the undersigned is
         correct,   before  and  after  giving   effect  to  the  Proposed
         Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date];

                 (b) no event has occurred and is continuing, or would result from the Proposed Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

                 (c) no event has occurred and no circumstance exists as a result of which the information concerning the undersigned that has been provided to the Agent and each Lender by the undersigned in connection with the Credit Agreement would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and

                  (d) the aggregate amount of the Proposed Competitive Bid Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

                  The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                                           Very truly yours,

                                           [NAME OF BORROWER]



                                           By
                                              --------------------------------
                                               Title:




-------------------------
*** This language should be added only if the Borrower is a Designated
Subsidiary.

                               EXHIBIT C - FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                                                                          [Date]


                  Reference is made to the Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001 (as amended or modified from time to time, the "Credit Agreement") among Hershey Foods Corporation, a Delaware corporation (the "Company"), the Lenders (as defined in the Credit Agreement), Citibank, N.A., as administrative agent for the Lenders (the "Agent"), Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers. Terms defined in the Credit Agreement are used herein with the same meaning.

                  The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Advances and Competitive Bid Notes) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of Competitive Bid Advances and Competitive Bid Notes). After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Revolving Credit Advances owing to the Assignee will be as set forth on
Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches each Revolving Credit Note of a Borrower held by the Assignor and requests that the Agent exchange each Revolving Credit Note for a new Revolving Credit Note of such Borrower payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Revolving Credit Notes of such Borrower payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

                  3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01(e) thereof, the most recent financial statements referred to in Section 5.01(h) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 2.14 of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent pursuant to Section 9.07 of the Credit Agreement. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Agent, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Revolving Credit Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Credit Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance


Percentage interest assigned:                                           _______%
Assignee's Commitment:                                               $__________

Aggregate outstanding principal amount of Revolving Credit Advances $__________ assigned:

Principal amount of Revolving Credit Note payable to Assignee:  $__________

Principal amount of Revolving Credit Note payable to Assignor:    $__________

Effective Date****:        _______________

                          [NAME OF ASSIGNOR], as Assignor

                          By
                             --------------------------------------------------
                            Title:

                          Dated:  _______________


                          [NAME OF ASSIGNEE], as Assignee

                          By
                             --------------------------------------------------
                            Title:

                          Dated:  _______________

                          Domestic Lending Office:
                          [Address]

                          Eurodollar Lending Office:
                          [Address]



----------------------------------
**** This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

Accepted and Approved this
__________ day of _______________

CITIBANK, N.A., as Agent

By _______________________________
     Title:

Approved this __________ day
of _______________

HERSHEY FOODS CORPORATION

By ________________________________
     Title:

                               EXHIBIT D - FORM OF
                              ASSUMPTION AGREEMENT

                                                           Dated: ________


Hershey Foods Corporation
Corporate Headquarters
Hershey, Pennsylvania  17033-0810

Attention:  Treasury Department

Citibank, N. A.
   as Agent
Two Penn's Way
New Castle, Delaware 19720

Attention:  Bank Loan Syndications

Ladies and Gentlemen:

                  Reference is made to the Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001 (as amended or modified from time to time, the "Credit Agreement"), among Hershey Foods Corporation, a Delaware corporation (the "Company"), the Lenders (as defined in the Credit Agreement) party thereto, Citibank, N.A., as administrative agent for such Lenders (the "Agent"), Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers. Terms defined in the Credit Agreement are used herein with the same meaning.

                  The undersigned (the "Assuming Lender") proposes to become an Assuming Lender pursuant to Section 2.05(c) of the Credit Agreement and, in that connection, hereby agrees that it shall become a Lender for purposes of the Credit Agreement on [applicable Commitment Increase Date] and that its Commitment shall as of such date be $__________.

                  The undersigned (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01(e) thereof, the most recent financial statements referred to in Section 5.01(h) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) confirms that it is an Eligible Assignee; (vi) specifies as its Applicable Lending Offices (and address for notices) the offices set forth beneath its name on the signature pages hereof; and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States required under
Section 2.14 of the Credit Agreement.

                  The effective date for this Assumption Agreement shall be [applicable Commitment Increase Date.] Upon delivery of this Assumption Agreement to the Company and the Agent, and satisfaction of all conditions imposed under Section 2.05(c) as of [date specified above], the undersigned shall be a party to the Credit Agreement and shall have all of the rights and obligations of a Lender thereunder. As of [date specified above], the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees) to the Assuming Lender.

                  This Assumption Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by telecopier shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

                  This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        [NAME OF ASSUMING LENDER]

                                        By________________________
                                            Name:
                                            Title:

                                        Domestic
                                        Lending Office
                                        (and address
                                        for notices):

                                        [Address]

                                        Eurodollar Lending Office

                                        [Address]

Acknowledged and Agreed to:

HERSHEY FOODS CORPORATION

By______________________
     Name:
     Title:


CITIBANK, N.A.,
As Agent

By______________________
     Name:
     Title:

                     EXHIBIT E-1 - FORM OF EXTENSION REQUEST


                                     [Date]


To the Lenders party to the
     Credit Agreement referred
     to below


                  Re:      Request for Extension of Termination Date

Ladies and Gentlemen:

                  Pursuant to that certain Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001 (as amended or modified from time to time, the "Credit Agreement," terms defined therein and not otherwise defined herein being used herein as defined therein), among Hershey Foods Corporation, a Delaware corporation (the "Company"), the Lenders (as defined in the Credit Agreement) party thereto, Citibank, N.A., as administrative agent for the Lenders (the "Agent"), Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers, the Company hereby requests that the Termination Date be extended for a period of 364 days from the Termination Date now in effect, as provided in Section 2.18(a) of the Credit Agreement.

                  The Company hereby certifies that the following statements are true on the date hereof, and will be true on the Termination Date now in effect:

                  (1) the representations and warranties of the Company contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof)) are correct in all material respects on and as of such Termination Date, before and after giving effect to the requested extension, as though made on and as of such date;

                  (2) no event has occurred and is continuing, or would result from the requested extension that constitutes a Default; and


                  This notice is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effective only if received by the Agent no later than [______________].1

                                      HERSHEY FOODS CORPORATION

                                      By
                                         ---------------------------------------
                                            Title


---------------------------
1   This date shall be no later than 30 days prior to the Termination Date then in effect.

                    EXHIBIT E-2 - FORM OF NOTICE OF EXTENSION
                               OF TERMINATION DATE


                                                             [Date]


Citibank, N.A.,
    as Agent
Two Penn's Way
New Castle, Delaware 19720

                  Attention:        Bank Loan Syndications

                            Hershey Foods Corporation

Ladies and Gentlemen:

                  Reference is made to the Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001 (as amended or modified from time to time, the "Credit Agreement") among Hershey Foods Corporation, a Delaware corporation, the Lenders (as defined in the Credit Agreement), Citibank, N.A., as administrative agent for the Lenders (the "Agent"), Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.

                  Pursuant to Section 2.18(a) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:

                [The Lender named below desires to extend the Termination Date with respect to its Commitment for a period of 364 days.]

                [The Lender named below desires to extend the Termination Date with respect to its Commitment for a period of 364 days and offers to increase its Commitment to a maximum aggregate amount of $__________.]

                [The Lender named below does NOT desire to extend the Termination Date with respect to any of its Commitment for a period of 364 days.]

                This notice is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effective only if received by the Agent no later than [______________].2

                                   Very truly yours,

                                   [NAME OF LENDER]



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

-----------------
2 This date shall be no later than 25 days prior to the Termination Date then in effect.

                               EXHIBIT F - FORM OF
                               DESIGNATION LETTER

                                                                [DATE]

To Citibank, N.A.,
  as Agent for the Lenders
  party to the Credit Agreement
  referred to below

Ladies and Gentlemen:

                  Reference is made to the Amended and Restated 364-Day Credit Agreement dated as of November 27, 2001 among Hershey Foods Corporation (the "Company"), the Lenders named therein, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers (the "Credit Agreement"). For convenience of reference, terms used herein and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  Please be advised that the Company hereby designates its undersigned Subsidiary, ____________ (the "Designated Subsidiary"), as a "Designated Subsidiary" under and for all purposes of the Credit Agreement.

                  The Designated Subsidiary, in consideration of each Lender's agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a "Designated Subsidiary" and a "Borrower" under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement. In furtherance of the foregoing, the Designated Subsidiary hereby represents and warrants to each Lenders as follows:

                  1. The Designated Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of __________________ and is duly qualified to transact business in all jurisdictions in which such qualification is required.

                  2. The execution, delivery and performance by the Designated Subsidiary of this Designation Letter, the Credit Agreement and the Notes of such Designated Subsidiary, and the consummation of the transactions contemplated thereby, are within the Designated Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene (i) the charter or by-laws of the Designated Subsidiary or (ii) law or any contractual restriction binding on or affecting the Designated Subsidiary.

                  3. This Designation Agreement and each of the Notes of the Designated Subsidiary, when delivered, will have been duly executed and delivered, and this Designation Letter, the Credit Agreement and each of the Notes of the Designated Subsidiary, when delivered, will constitute the legal, valid and binding obligations of the Designated Subsidiary enforceable against the Designated Subsidiary in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

          4. There is no pending or threatened action, suit, investigation, litigation or proceeding including, without limitation, any Environmental Action, affecting the Designated Subsidiary or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect, or (ii) purports to effect the legality, validity or enforceability of this Designation Letter, the Credit Agreement, any Note of the
          Designated Subsidiary or the consummation of the transactions contemplated thereby.

                  5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or administrative or regulatory body or any other third party are required in connection with the execution, delivery or performance by the Designated Subsidiary of this Designation Letter, the Credit Agreement or the Notes of the Designated Subsidiary except for such authorizations, consents, approvals, licenses, filings or registrations as have heretofore been made, obtained or effected and are in full force and effect.

                  6. The Designated Subsidiary is not, and immediately after the application by the Designated Subsidiary of the proceeds of each Advance will not be, an "investment company", or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                                           Very truly yours,

                                           HERSHEY FOODS CORPORATION


                                           By _________________________
                                              Title:

                                           [THE DESIGNATED SUBSIDIARY]



                                           By __________________________
                                              Title:

                               EXHIBIT G - FORM OF
                           ACCEPTANCE BY PROCESS AGENT


                          [Letterhead of Process Agent]



                                                   [Date]


To each of the Lenders party
to the Credit Agreement (as defined
below) and to Citibank, N.A.,
as Agent for said Lenders

                         [Name of Designated Subsidiary]

Ladies and Gentlemen:

                  Reference is made to (i) that certain Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001, among Hershey Foods Corporation (the "Company"), the Lenders named therein, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers (as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), and (ii) to the Designation Letter, dated _________, pursuant to which __________ has become a Borrower under the Credit Agreement.

                  Pursuant to Section 9.12(a) of the Credit Agreement, __________ has appointed the Company (with an office on the date hereof at Corporate Headquarters, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810, United States) as Process Agent to receive on behalf of ______________ service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or Federal court of the United States of America sitting in New York City arising out of or relating to the Credit Agreement.

                  The Company hereby accepts such appointment as Process Agent and agrees with each of you that (i) the undersigned will not terminate or abandon the undersigned agency as such Process Agent without at least six months' prior notice to the Agent (and hereby acknowledges that the undersigned has been retained for its services as Process Agent through __________), (ii) the undersigned will maintain an office in the United States through such date and will give the Agent prompt notice of any change of address of the undersigned, (iii) the undersigned will perform its duties as Process Agent to receive on behalf of ______________ service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any New York State or Federal court of the United States of America sitting in New York City arising out of or relating to the Credit Agreement and (iv) the undersigned will forward forthwith to ______________ at its address at ________________ or, if different, its then current address, copies of any summons, complaint and other process which the undersigned receives in connection with its appointment as Process Agent.

                  This acceptance and agreement shall be binding upon the undersigned and all successors of the undersigned.

                                           Very truly yours,

                                           [PROCESS AGENT]


                                           By_______________________

                              EXHIBIT H - FORM OF
                           OPINION OF ROBERT M. REESE,
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                 OF THE COMPANY



                                                          [Effective Date]



To each of the Lenders party
  to the Credit Agreement referred
  to below and to Citibank, N.A., as
  Agent for such Lenders

                            Hershey Foods Corporation


Ladies and Gentlemen:

                  This opinion is furnished to you pursuant to Section 3.01(g)(iv) of the Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001 (the "Credit Agreement"), among Hershey Foods Corporation (the "Company"), the Lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers. Terms defined in the Credit Agreement are used herein as therein defined.

                  I am the Senior Vice President and General Counsel of the Company, and I have acted as counsel for the Company in connection with the preparation, execution and delivery of the Credit Agreement.

                  In that connection, I have examined:

                  (1) the Credit Agreement and the Revolving Credit Notes of the Company;

                  (2)      the documents furnished by the Company pursuant to
              Article III of the Credit Agreement;

                  (3) the Amended and Restated Certificate of Incorporation of the Company and all amendments thereto (the "Charter"); and

                  (4) the by-laws of the Company and all amendments thereto (the "By-laws").

                  I have also examined the originals, or copies certified to my satisfaction, of such other corporate records of the Company, certificates of public officials and of officers of the Company, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. In making such examinations, I have assumed the genuineness of all signatures (other than those on behalf of the Company), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photographic copies. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials and as to questions of fact and law, on opinions or statements by other lawyers reporting to me. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Initial Lenders and the Agent.

                  My opinions expressed below are limited to the law of the Commonwealth of Pennsylvania, and, where applicable, the General Corporation Law of the State of Delaware and the Federal law of the United States.

                  Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:


                  1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  2. The execution, delivery and performance by the Company of the Credit Agreement and the Notes, and the consummation of the transactions contemplated thereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the By-laws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (iii) any contractual or legal restriction binding on or affecting the Company or, to the best of my knowledge, contained in any other similar document, except where such contravention would not be reasonably likely to have a Material Adverse Effect. The Credit Agreement and the Revolving Credit Notes of the Company have been duly executed and delivered on behalf of the Company.

                  3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of the Credit Agreement and the Notes, or for the consummation of the transactions contemplated thereby, except for the authorizations, approvals, actions, notices and filings
         (i) listed on Schedule 4.01(c) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect and (ii) where the Company's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

                  4. There (i) are no pending or, to the best of my knowledge, threatened actions, investigations, litigations or proceedings against the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (a) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (b) purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or the consummation of the transactions contemplated thereby, and (ii) there has been no adverse change in the status, or financial effect on the Company and its Subsidiaries taken as a whole, of the Disclosed Litigation from that described on Schedule 3.01(b) thereto.

                  This opinion letter may be relied upon by you only in connection with the transaction being consummated pursuant to the Credit Agreement and may not be used or relied upon by any other person for any other purpose.

                                                 Very truly yours,

                     EXHIBIT I - FORM OF OPINION OF COUNSEL
                           TO A DESIGNATED SUBSIDIARY


                                                                       [Date]


To each of the Lenders party
     to the Credit Agreement
     referred to below,
     and to Citibank, N.A., as Agent
     for said Lenders


Ladies and Gentlemen:

                  In my capacity as counsel to _____________________ ("Designated Subsidiary"), I have reviewed that certain Amended and Restated 364-Day Credit Agreement, dated as of November 27, 2001 (the "Credit Agreement"), among Hershey Foods Corporation (the "Company"), the Lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for said Lenders Bank of America, N.A., as syndication agent and Salomon Smith Barney Inc. and Banc America Securities LLC, as joint lead arrangers and joint book managers. Terms defined in the Credit Agreement are used herein as therein defined. In connection therewith, I have also examined the following documents:

                  (i) The Designation Letter (as defined in the Credit Agreement) executed by the Designated Subsidiary.

                  [such other documents as counsel may wish to refer to]

                  I have also reviewed such matters of law and examined the original, certified, conformed or photographic copies of such other documents, records, agreements and certificates as I have considered relevant hereto. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Designated Subsidiary or of its officers or of public officials and as to questions of fact and law, on opinions or statements by other lawyers reporting to me. I have assumed (i) the due execution and delivery, pursuant to due authorization, of each of the documents referred to above by all parties thereto other than the Designated Subsidiary, (ii) the authenticity of all such documents submitted to us as originals and (iii) the conformity to originals of all such documents submitted to me as certified, conformed or photographic copies.

                  My opinions expressed below are limited to ________________ and the State of New York.

                  Based upon the foregoing, and upon such investigation as I have deemed necessary, I am of the following opinion:

                  1. The Designated Subsidiary (a) is a corporation duly incorporated, validly existing and in good standing under the laws of _________________________, (b) is duly qualified in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and
         (c) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  2. The execution, delivery and performance by the Designated Subsidiary of its Designation Letter, the Credit Agreement and its Revolving Credit Notes, and the consummation of the transactions contemplated thereby, are within the Designated Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) any provision of the charter or by-laws or other constituent documents of the Designated Subsidiary, (ii) any law, rule or regulation applicable to the Designated Subsidiary or (iii) any contractual or legal obligation or restriction binding on or affecting the Designated Subsidiary, except where such contravention would not be reasonably likely to have a Material Adverse Effect. The Designation Letter and each Revolving Credit Note of the Designated Subsidiary has been duly executed and delivered on behalf of the Designated Subsidiary.

                  3. The Designation Letter of the Designated Subsidiary, the Credit Agreement and the Revolving Credit Notes of the Designated Subsidiary are, and each other Note of the Designated Subsidiary when executed and delivered under the Credit Agreement will be, legal, valid and binding obligations of the Designated Subsidiary enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally or by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that I express no opinion as to (i) the subject matter jurisdiction of the District Courts of the United States of America to adjudicate any controversy relating to the Credit Agreement, the Designation Letter of the Designated Subsidiary or the Notes of the Designated Subsidiary or (ii) the effect of the law of any jurisdiction (other than the State of New York) wherein any Lender or Applicable Lending Office may be located or wherein enforcement of the Credit Agreement, the Designation Letter of the Designated Subsidiary or the Notes of the Designated Subsidiary may be sought which limits rates of interest which may be charged or collected by such Lender.

                  4. There is no pending, or to the best of my knowledge, threatened action, investigation, litigation or proceeding at law or in equity against the Designated Subsidiary before any court, governmental agency or arbitrator that would be reasonably likely to have a Material Adverse Effect or that purports to affect the legality, validity, binding effect or enforceability of the Designation Letter of the Designated Subsidiary, the Credit Agreement or any Revolving Credit Note of the Designated Subsidiary, or the consummation of the transactions contemplated thereby.

                  5. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Designated Subsidiary of its Designation Letter, the Credit Agreement or the Notes of the Designated Subsidiary except for such authorizations, consents, approvals, actions, notices or filings as have heretofore been made, obtained or affected and are in full force and effect.

                  This opinion letter may be relied upon by you only in connection with the transaction being consummated pursuant to the Credit Agreement and may not be used or relied upon by any other person for any other purpose.

                                                     Very truly yours,